                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            FIX-CORP INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            FIX-CORP INTERNATIONAL, INC.
                           3637 S. GREEN ROAD, SUITE 201
                                BEACHWOOD, OH  44122
                              TELEPHONE (216) 292-3182

                                   March 30, 1998


Dear Fellow Shareholders:

     The Annual Meeting of the Stockholders (the "Annual Meeting") of Fix-Corp International, Inc., a Delaware corporation (the "Company"), will be held at 8:00 a.m., local time, on Wednesday, April 22, 1998, at the Marriott Hotel (Ball Room 6), 3663 Park East Drive, Beachwood, Ohio 44122. The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement contain detailed information about the business to be transacted at the Annual Meeting.

     In November, 1997 the Company filed a Registration Statement on Form 10-SB pursuant to which its common stock is to be registered under Section 12(g) of the Securities Exchange Act of 1934. As of the date of this letter, the Company is responding to comments of the Securities and Exchange Commission and otherwise finalizing such registration so that it becomes a public reporting company.

     In light of such development, the Board of Directors has proposed that the number of directors be increased and has nominated six (6) persons for election as directors, each for a term to expire at the Annual Meeting in the year 1999. The Board of Directors recommends that you vote FOR the increase and the nominees.

     On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the prompt return of your proxy in the enclosed return envelope will save the Company additional expenses of solicitation and will help ensure that as many shares as possible are represented.

                                 Sincerely,


                                 /s/ Mark Fixler
                                 Mark Fixler
                                 Chairman, President and Chief Executive Officer

                            FIX-CORP INTERNATIONAL, INC.

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held April 22, 1998

Dear Stockholder:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Fix-Corp International, Inc., a Delaware corporation (the "Company"), will be held at the Marriott Hotel (Ball Room 6) 3663 Park East Drive, Beachwood, Ohio on April 22, 1998 at 8:00 a.m. local time. The purposes of the Annual Meeting are:

     1.   To establish the number of directors at six (6);

     2. To elect six (6) directors, each for a term to expire at the annual meeting of stockholders of the Company in 1999;

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 30, 1998, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof.

                              By order of the Board of Directors,


                              /s/ Mark Fixler
                              Mark Fixler
                              Chairman of the Board of Directors
Dated:  March 30, 1998

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. PROXIES MAY BE REVOKED BY WRITTEN NOTICE OF REVOCATION, THE SUBMISSION OF A LATER PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. (If your shares are held of record by a broker, bank or other nominee and you wish to attend the Annual Meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.)

                            FIX-CORP INTERNATIONAL, INC.
                           3637 S. GREEN ROAD, SUITE 201
                                BEACHWOOD, OH  44122
                              TELEPHONE (216) 292-3182

                                  PROXY STATEMENT

                           Annual Meeting of Stockholders
                                   April 22, 1998


                                      GENERAL

     The Board of Directors and management of Fix-Corp International, Inc. ("Fix-Corp" or the "Company") is requesting your proxy for use at the Annual Meeting of Stockholders to be held on April 22, 1998 (the "Annual Meeting"), and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about March 30, 1998. The expense of preparing, printing and mailing proxy materials to the Company's stockholders will be borne by the Company. In addition, proxies may be solicited personally or by telephone, mail or telegram. Officers or employees of the Company may assist with personal or telephone solicitation and will receive no additional compensation therefor. The Company will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Company's common stock.

OUTSTANDING VOTING SECURITIES, RECORD DATE AND QUORUM

     As of March 30, 1998, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, Fix-Corp had 29,957,269 shares of common stock, par value $.001 per share ("Common Stock") outstanding. Each share is entitled to one vote. Only stockholders of record at the close of business on March 30, 1998 will be entitled to vote at the Annual Meeting. A quorum for the Annual Meeting is one-third of the voting shares outstanding.

VOTING PROCEDURES

     Stockholders may vote in person or by proxy at the Annual Meeting.

     Directors will be elected by a plurality of the votes of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Stockholders do not have cumulative voting rights with respect to the election of directors. For all other matters to be voted upon at the meeting, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for approval.

     For purposes of determining the number of shares of Common Stock present in person or represented by proxy on a voting matter, all votes cast "for," "against" or "abstain" are included, as are shares of Common Stock represented by proxy where the authority to vote has been withheld.

     Stockholders may withhold authority to vote for the entire slate as nominated or, by writing the name of one or more nominees in the space provided in the proxy card, withhold the authority to vote for such nominee or nominees. Shares of Common Stock as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the form of proxy.

     Broker/dealers who hold their customers' stock in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such stock and may vote such stock on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such stock on other matters, which typically include amendments to the certificate of incorporation of the Company and the approval of stock compensation plans, without specific instructions from the customer who owns such stock. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as "broker non-votes."

     All shares will be voted as specified on each properly executed proxy card. If no choice is specified, the shares will be voted as recommended by the Board of Directors in favor of Proposals No. 1 and No. 2 (i.e., "FOR" the increase in the number of directors and "FOR" the nominees for directors named herein), and on all other matters that properly come before the Annual Meeting for a vote in the discretion of the person holding proxy unless otherwise specified on the proxy card, unless authority to vote for one or more nominees, or on a proposal, is withheld.

     Proxies given may be revoked at any time by filing with the Company either a written revocation or a duly executed proxy card bearing a later date, or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

                               ELECTION OF DIRECTORS
                     (PROPOSALS NO. 1 AND NO. 2 ON PROXY CARD)

     The Company's Bylaws provide that the number of directors to constitute the Board of Directors shall be determined by the stockholders at each Annual Meeting. There currently are three (3) directors elected at the Annual Meeting in 1997.

     The Board of Directors and Management of the Company is recommending that at the Annual Meeting (i) the size of the Board be increased to six
(6), and (ii) six (6) directors be elected to hold office for one year and until their successors are elected at the next Annual Meeting and shall have qualified. The Board is nominating for election all three of its current directors, namely Mark Fixler, Gary M. DeLaurentiis and Lawrence C. Schmelzer, and is also nominating Andrew I. Press, Michael DiSanto, and S. Darwin Noll for election as directors. The shares of Common Stock voted by the proxies will be voted for their election unless authority to do so is withheld as provided in the proxy card. All nominees have consented to serve if elected. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of the nominees become unable to serve, proxies will be voted for any substitute nominee designated by the Board of Directors. Nominees receiving the highest number of votes cast for the positions to be filled will be elected. Proxies solicited by the Board of Directors will be voted for the election of these nominees.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE INCREASE IN THE NUMBER OF DIRECTORS AND FOR THE ELECTION OF ITS NOMINEES FOR DIRECTORS, WHICH ARE DESIGNATED AS PROPOSAL NO. 1 AND PROPOSAL NO. 2, RESPECTIVELY, ON THE ENCLOSED PROXY CARD.

INFORMATION ABOUT THE NOMINEES

     The following information, as of the Record Date, with respect to the principal occupation or employment, other affiliations and business experience of each director during the last five years has been furnished to the Company by each director.

NAME, AGE AND PRINCIPAL OCCUPATION OR EMPLOYMENT DURING THE PAST 5 YEARS

     MARK FIXLER, 41, is the Company's Chief Executive Officer and President and the Chairman of its Board of Directors. Prior to founding Fix-Corp International, Inc., Mr. Fixler served as President of several retail businesses chiefly engaged in the jewelry business. He was President of Richard's Jewelers, Inc. from November, 1989 until October, 1994. From October, 1994 to October, 1995 Mr. Fixler was President of Fix-Corp International, Inc., an Ohio corporation and a predecessor of the Company. He is currently President of the Village Counsel of his home community, Mayfield Village, Ohio.

     GARY M. DELAURENTIIS, 53, is the President of Fixcor Industries, Inc., a wholly owned subsidiary of the Company and a Vice President of the Company. Mr. DeLaurentiis joined the Company after it acquired the Facility. Mr. DeLaurentiis has 21 years of management experience and 10 years of experience in the plastic resin industry. Prior to joining the Company, he operated his own consulting firm, GMD & Associates, from June, 1995 to December, 1996. Prior to being a consultant, from 1991 to June, 1995, Mr. DeLaurentiis developed another start-up company in the plastic resin field, ANEW Corporation, which was subsequently sold. Mr. DeLaurentiis also negotiated with the Chinese government to develop a plastic recycling plant as part of a pilot project in a Free Trade Zone of Southern China. This occurred when he was employed by RPX Resins, Inc., another firm which he founded and managed from 1987 to 1992.

     MICHAEL DISANTO, 52, is owner and President of DiSanto Enterprises Inc., a land development company established in 1994. From 1978 to 1994, Mr. DiSanto was president of Transco Construction Co. Inc., a building and development company which specialized in custom home construction and developing communities. Mr. DiSanto received a Bachelor of Business Administration from Ohio University in 1969. He is a member of the Builder Industry Association of Cleveland and sits on the Committee for Land Developers. Mr. DiSanto has also applied his business expertise to the ownership of several restaurants in the Cleveland and Atlanta areas.

     S. DARWIN NOLL, 77, is Chairman and Chief Executive Officer of Cardinal American Corporation, with which he has been affiliated for over 50 years. During his work career, he served in executive capacities at 17 manufacturing plants world wide. He has also served on the boards of Vocational Guidance Services, Youth Opportunities Unlimited at the Cleveland Health Museum, The Achievement Center for Children, St. Vincent Charity Hospital, The Jewish Community Federation and the Cleveland 500 Foundation. Mr. Noll was recently appointed to the Board of the Palm Beach Fellowship of Christians & Jews, Inc. In May 1994, Mr. Noll was granted an Honorary Doctor of Laws Degree from John Carroll University.


     ANDREW I. PRESS, 49, has recently been appointed as Chief Financial Officer of the Company. Mr. Press is a certified public accountant, and for the past ten years has been affiliated with Bick-Fredman & Co. CPA's. He also has served as officer and director of a Ohio-based venture capital company. He is a member of the American Institute of C.P.A.'s (AICPA) and the Ohio Society of C.P.A.'s (OSCPA) and serves on AICPA's Small Business Taxation Committee and OSCPA's State Taxation Committee. In addition to being a public speaker in the areas of financial and tax planing, Mr. Press is presently a member of the Board of Trustees and Treasurer for the Multiple Sclerosis Society of N.E. Ohio.

     LAWRENCE C. SCHMELZER, 61, is the retired Chairman of 1st Cleveland Securities, Inc., a full service brokerage firm in Cleveland, Ohio, and has held that position since 1991. He is a graduate of the Wharton School of Finance and he has also studied at the New York Institute of Finance, the London School of Economics and New York University. Mr. Schmelzer has been active in the securities industry since 1959, with experience in venture capital funding, portfolio management, mergers and acquisitions. Through family partnership, he is also active in commercial real estate investment and management.

                      DIRECTORS COMPENSATION AND COMMITTEES

DIRECTOR COMPENSATION

     Directors did not receive any compensation for their services in such capacity during 1997. Directors are reimbursed for their reasonable out-of-pocket expenses in connection with attending meetings of the Board.

BOARD COMMITTEES

     The Board of Directors currently does not have any committees comprised of members thereof. Following the Annual Meeting, it is expected that the Board of Directors will create three standing committees, an Executive Committee, a Compensation Committee and an Audit Committee.

     EXECUTIVE COMMITTEE. The Executive Committee will exercise all the power and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law.

     COMPENSATION COMMITTEE. The Compensation Committee will make recommendations to the Board of Directors concerning compensation, including incentive arrangements, of the Company's officers and key employees and others.

     AUDIT COMMITTEE. The Audit Committee will (i) review the accounting and financial reporting practices of the Company and the adequacy of its system of internal controls, (ii) review the scope and results of any outside audit of the Company and the fees therefor and (iii) make recommendations to the Board of Directors or management concerning auditing and accounting matters and the selection of outside auditors.

                      INFORMATION REGARDING SECURITY HOLDERS

     The Common Stock is the Company's only outstanding class of voting securities.

PRINCIPAL SECURITY HOLDERS

     The following table sets forth beneficial ownership of Common Stock as of March 30, 1998 by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock.

                                    AMOUNT AND
                                    NATURE OF
           NAME AND ADDRESS         BENEFICIAL       PERCENT
          OF BENEFICIAL OWNER       OWNERSHIP        OF CLASS
          -------------------       ----------       --------
          Mark Fixler                9,968,725 (1)     29.4%
          3637 South Green Road
          Suite 201
          Beachwood, Ohio 44122

(1) Includes 4,000,000 shares which are subject to options granted by the Company to Mr. Fixler and exercisable during the term of his current employment agreement with the Company.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth beneficial ownership of outstanding Common Stock as of March 30, 1998 by each (i) director and nominee for director, (ii) each of the executive officers included in the Summary Compensation Table (see "COMPENSATION OF EXECUTIVE OFFICERS" below), and
(iii) all directors, nominees for director and executive officers of the Company as a group.

                                       AMOUNT AND
                                       NATURE OF
                                       BENEFICIAL       PERCENT
          NAME OF BENEFICIAL OWNER     OWNERSHIP        OF CLASS
          ------------------------     ----------       --------
          Mark Fixler                   9,968,725 (1)    29.4% (1)

          Gary W. DeLaurentiis             28,000          .08%

          Michael DiSanto                 400,000         1.2%

          S. Darwin Noll                  622,000         1.8%

          Andrew I. Press                 100,000          .29%

          Lawrence C. Schmelzer            39,000          .11%

          All Directors and Officers
          as a Group                   11,157,725 (1)    32.9% (1)

(1) Includes 4,000,000 shares which are subject to options granted by the Company to Mr. Fixler and exercisable during the term of his current employment agreement with the Company.


                         COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information regarding compensation paid by the Company since its inception to its Chief Executive Officer and the other most highly compensated executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 1997:

                             SUMMARY COMPENSATION TABLE

                                                       LONG TERM
                                ANNUAL COMPENSATION   COMPENSATION
                                -------------------   ------------
                                                       SECURITIES
     NAME AND                     SALARY     BONUS     UNDERLYING    ALL OTHER
PRINCIPAL POSITION       YEAR      ($)        ($)       OPTIONS     COMPENSATION
------------------       ----   ----------  -------   ------------  ------------
Mark Fixler              1997    $200,000      -        4,000,000        -
Chairman of the Board
of Directors, Chief
Executive Officer and    1996    $119,000      -            -            -
President

Gary M. DeLaurentiis     1997    $125,000      -            -            -
Vice President


EMPLOYMENT AGREEMENTS

     Mr. Fixler is party to a three year employment contract with the Company dated January 1, 1997. Under this agreement, the Company pays him a salary of $200,000 during the first year, $250,000 during the second year and $300,000 during the final year. In addition, Mr. Fixler receives a car allowance and reasonable car phone expenses, plus other benefits customarily given to executive officers. Under this agreement, Mr. Fixler is also granted an option to purchase 4,000,000 shares of common stock of the Company at a fixed price of $.50 per share and this option may be exercised at any time during the employment period. Finally, in the event of a consolidation or purchase of assets to another company or termination of employment for any other reason, Mr. Fixler is entitled to a $2,000,000 severance benefit.
Prior to 1997, Mr. Fixler was not subject to a written employment agreement with the Company. He was paid a salary of $119,000 in 1996 and $64,000 in 1995.

     Mr. DeLaurentiis is party to a five year employment contract with the Company dated January 1, 1997. Under this agreement, the Company pays him a salary of $125,000 per year. He is also eligible for annual bonuses subject to the approval of the Board of Directors of the Company. In addition, Mr. DeLaurentiis receives a car allowance and other benefits customarily given to executive officers. He is President of Fixcor and Vice President of the Company. He was not employed by the Company or Fixcor during fiscal year 1996.

     Mr. Yoram Aisenberg is a party to a five year employment contract with the Company dated March 5, 1998, pursuant to which Mr. Aisenberg serves as Vice president of Development of the Company and President of Poly Style Industries, Inc., a subsidiary of the Company, at an annual salary of $150,000. Under the agreement, Mr. Aisenberg was granted an option to purchase 200,000 shares of common stock of the Company at a price of $3.05 per share, exercisable at any time during the employment period. Mr. Aisenberg is also entitled to expense reimbursement and other benefits customarily given to executive officers, and to a $150,000 severance benefit if the employment agreement is terminated prematurely.

     The Company currently has no stock appreciation rights, long-term incentive, stock option plans or similar benefit plans for its executives or other employees.


                               INDEPENDENT AUDITORS

     Harmon & Company, CPA, Inc. has served as the Company's independent auditors since 1997, and it is expected that Harmon & Company, CPA, Inc. will be appointed as the Company's independent auditors for the 1998 fiscal year following the Annual Meeting. Representatives of such accounting firm are expected to be present at the Annual Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by stockholders.

     The reports of Harmon & Company, CPA, Inc. on the consolidated financial statements of the Company as of December 31, 1997 and for each of the two years in the period then ended did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. With respect to the two years ended December 31, 1997, there were no disagreements between the Company and Harmon & Company, CPA, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Harmon & Company, CPA, Inc. would have caused Harmon & Company, CPA, Inc. to make reference to the subject matter of such disagreements in connection with its reports.


                                  OTHER MATTERS

     The Board of Directors knows of no other matters which will be presented at the meeting, but if any other matters do properly come before the Annual Meeting, including adjournment, they would require, unless otherwise stated, the affirmative vote of a majority of shares voting. If any other matters come before the Annual Meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the proxy card, according to their best judgments in light of conditions then prevailing.


                              STOCKHOLDER PROPOSALS

     Stockholders who desire to have proposals included in the notice for the annual meeting of stockholders of the Company to be held in 1999 must submit their proposals in writing to the Company, Attention: Secretary, at its offices on or before January 15, 1999.


                               FINANCIAL STATEMENTS

     The Company's audited financial statements for the 1997 fiscal year are being mailed to all shareholders of record with these proxy materials. The Company has not prepared an Annual Report to shareholders for 1997.

                              AVAILABLE INFORMATION

     In November, 1997, the Company filed with the U.S. Securities and Exchange Commission a Registration Statement on Form 10-SB pursuant to which it will become subject to the informational requirements of the Securities and Exchange Act of 1934 and the rules and regulations promulgated thereunder and, in accordance therewith, will file reports, proxy statements and other information with the SEC. As of the date hereof the Company is responding to comments of the SEC and otherwise finalizing such registration. The Form 10-SB, and reports, proxy statements and other information to be filed in the future by the Company, may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Regional Offices of the SEC at Seven World Trade Center, Suite 1300, New York, New York and at Suite 1400, 500 West Madison Street, Chicago, Illinois. Copies of such information can be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Access to such information is also available on the Internet from the SEC's "EDGAR" World Wide Web page, using a World Wide Web browser and the following address (in effect prior to and as of the Record Date): http://www.sec.gov

                           DIRECTIONS TO MARRIOTT HOTEL

                                [TO BE COMPLETED]

                                         -------------------------------------
                                             FIX-CORP INTERNATIONAL, INC.
                                                  AND SUBSIDIARIES

                                           CONSOLIDATED FINANCIAL STATEMENTS
                                                          &
                                             INDEPENDENT AUDITOR'S REPORT

                                               DECEMBER 31, 1996 & 1997
                                         -------------------------------------






                        ----------------------------------
                             HARMON & COMPANY, CPA, INC.
                                   COLUMBUS, OHIO
                        ----------------------------------

                                                    ----------------------------
                                                     FIX-CORP INTERNAIONAL, INC.
                                                           AND SUBSIDIARIES
                                                    ----------------------------

                     INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                         PAGE
                                                                         ----
INDEPENDENT AUDITORS' REPORT.............................................  2
CONSOLIDATED BALANCE SHEETS .............................................  3
CONSOLIDATED STATEMENTS OF OPERATIONS ...................................  4
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY ...............  5
CONSOLIDATED STATEMENTS OF CASH FLOWS ...................................  6
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS...........................  7

                                                                    [LETTERHEAD]
[LOGO]
                             INDEPENDENT AUDITOR'S REPORT


TO THE BOARD OF DIRECTORS OF
FIX-CORP INTERNATIONAL, INC.

     WE HAVE AUDITED THE ACCOMPANYING CONSOLIDATED BALANCE SHEETS OF FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES AS OF DECEMBER 31, 1997 AND 1996 AND THE RELATED CONSOLIDATED STATEMENTS OF OPERATIONS, CASH FLOW, AND STOCKHOLDERS' EQUITY FOR THE YEARS THEN ENDED. THESE FINANCIAL STATEMENTS ARE THE RESPONSIBILITY OF THE MANAGEMENT OF FIX-CORP INTERNATIONAL, INC.. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS BASED ON OUR AUDIT.

     WE HAVE CONDUCTED OUR AUDIT IN ACCORDANCE WITH GENERALLY ACCEPTED AUDITING STANDARDS. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDIT TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE STATEMENTS ARE FREE OF MATERIAL MISSTATEMENTS. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDIT PROVIDES A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE 1996 AND 1997 FINANCIAL STATEMENTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES AS OF DECEMBER 31, 1997 AND 1996 AND THE RESULTS OF ITS OPERATIONS AND ITS CASH FLOWS FOR THE YEARS THEN ENDED IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.


/s/ Harmon & Company, CPA, Inc.
-------------------------------------
HARMON & COMPANY, CPA, INC.

MARCH 26, 1998

                      FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                              CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 1996 AND 1997

                                                                                               12/31/96        12/31/97
                                                                                             -----------     -----------
                                                              ASSETS
CURRENT ASSETS
     CASH AND CASH EQUIVALENTS                                                                 $224,539       $6,895,619
     INVESTMENT IN MARKETABLE SECURITIES                                                        130,692          108,287
     TRADE ACCOUNTS RECEIVABLE, NET                                                              88,763        1,309,503
     OTHER RECEIVABLES                                                                              - 0 -        334,000
     PURCHASE ORDER FINANCING CONTRACTS                                                         221,672           30,000
     INVENTORY                                                                                   96,002        2,910,220
     PREPAID EXPENSES                                                                               - 0 -         45,285
                                                                                             -----------      -----------
                      TOTAL CURRENT ASSETS                                                      761,668       11,632,914
                                                                                             -----------      -----------
PROPERTY, PLANT & EQUIPMENT
     LAND & LAND HELD FOR DEVELOPMENT                                                           750,000          750,000
     BUILDINGS                                                                                2,000,000        2,000,000
     PLANT EQUIPMENT                                                                          6,642,000       17,600,841
     OFFICE FURNITURE & FIXTURES                                                                122,500          137,655
                                                                                             -----------      -----------
                                                                                              9,514,500       20,488,496
     LESS ACCUMULATED DEPRECIATION AND AMORTIZATION                                              (6,428)        (680,310)
                                                                                             -----------      -----------
                          TOTAL PROPERTY, PLANT & EQUIPMENT                                   9,508,072       19,808,186
                                                                                             -----------      -----------
DEFERRED INCOME TAXES                                                                           412,150          820,050
                                                                                             -----------      -----------
OTHER ASSETS & DEFERRED CHARGES                                                                 212,226        1,228,948
                                                                                             -----------      -----------
                                      TOTAL ASSETS                                          $10,894,116      $33,490,098
                                                                                             -----------      -----------
                                      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     SHORT-TERM BORROWINGS                                                                   $3,548,000         $320,000
     EQUIPMENT PURCHASE CONTRACTS                                                                   - 0 -      1,875,000
     ACCOUNTS PAYABLE                                                                            68,008        2,064,137
     ACCRUED EXPENSES                                                                            44,317          148,406
     CURRENT PORTION OF LONG-TERM DEBT                                                              - 0 -      3,500,000
                                                                                             -----------      -----------
                              TOTAL CURRENT LIABILITIES                                       3,660,325        7,907,543
                                                                                             -----------      -----------
LONG-TERM DEBT
     4% CONVERTIBLE DEBENTURES                                                                      - 0 -      8,000,000
     $7,000,000 REVOLVING TERM NOTE                                                                 - 0 -      6,780,489
                                                                                             -----------      -----------
                                                                                                    - 0 -     14,780,489
     LESS CURRENT PORTION OF LONG-TERM DEBT                                                         - 0 -     (3,500,000)
                                                                                             -----------      -----------
     TOTAL LONG-TERM DEBT                                                                           - 0 -     11,280,489
                                                                                             -----------      -----------
STOCKHOLDERS' EQUITY
     PREFERRED STOCK, $.001 PAR VALUE, 2,000,000 SHARES AUTHORIZED, -0-                             - 0 -            - 0 -
     SHARES ISSUED AND OUTSTANDING
     COMMON STOCK, $.0001 PAR VALUE IN 1996 AND $.001 IN 1997, 100,000,000 SHARES
     AUTHORIZED, 20,974,024 AND 30,058,289 ISSUED AND OUTSTANDING IN 1996 AND 1997               20,974           30,058
     ADDITIONAL PAID IN CAPITAL                                                               8,227,529       15,786,304
     UNREALIZED HOLDING LOSS ON INVESTMENTS                                                     (68,673)         (21,173)
     RETAINED EARNINGS (DEFICIT)                                                               (946,039)      (1,493,123)
                                                                                           -------------    -------------
                                      TOTAL STOCKHOLDERS' EQUITY                              7,233,791       14,302,066
                                                                                           -------------    -------------
                              TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $10,894,116      $33,490,098
                                                                                           -------------    -------------

                   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                         OF THESE FINANCIAL STATEMENTS.

                FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1997


                                                                                     12/31/96       12/31/97
                                                                                   -----------    ------------
REVENUE
     SALES, NET                                                                       $232,824     $8,020,304
     FEES ON PURCHASE ORDER CONTRACT FINANCING                                         408,337        191,795
     COMMISSION & SHARED FINANCE FEES                                                  102,442        157,711
                                                                                   -----------    ------------
        TOTAL REVENUE                                                                  743,603      8,369,810
                                                                                   -----------    ------------

COST OF SALES AND CONTRACT FINANCING OPERATIONS
     COST OF SALES & PLANT OPERATING COSTS                                             126,153      6,907,858
     CONSULTING FEES & SHARED COMMISSIONS                                               42,939         37,181
     INTEREST EXPENSE, CONTRACT FINANCING                                              250,822        156,100
     DEFERRED PREOPERATING PLANT STARTUP COSTS, NET OF AMORTIZATION                    (36,750)      (108,310)
                                                                                   -----------    ------------
                    COST OF SALES AND CONTRACT FINANCING OPERATIONS                    419,914      6,992,829
                                                                                   -----------    ------------
                                       GROSS PROFIT                                    323,689      1,376,981
                                                                                   -----------    ------------
OPERATING EXPENSES
     ADMINISTRATIVE SALARIES, WAGES AND RELATED COSTS                                  277,317        436,372
     DEPRECIATION & AMORTIZATION                                                        19,514        728,044
     LEGAL & PROFESSIONAL, INCLUDING CONSULTING FEES                                    98,513        309,452
     OTHER GENERAL & ADMINISTRATIVE                                                     96,039        571,898
                                                                                   -----------    ------------
                                      TOTAL EXPENSES                                   491,383      2,045,767
                                                                                   -----------    ------------
                                   OPERATING INCOME (LOSS)                            (167,694)      (668,786)
                                                                                   -----------    ------------

OTHER INCOME (EXPENSE)
     INTEREST INCOME                                                                       - 0 -       85,498
     INTEREST EXPENSE AND FINANCING COSTS, OTHER                                       (32,730)      (340,707)
     OTHER EXPENSE                                                                         - 0 -      (30,989)
                                                                                   -----------    ------------
                                                                                       (32,730)      (286,198)
                                                                                   -----------    ------------
                               NET (LOSS) BEFORE INCOME TAXES                         (200,423)      (954,984)
                                                                                   -----------    ------------
LESS PROVISION FOR DEFERRED INCOME TAXES
     FEDERAL                                                                           (43,000)      (332,000)
     STATE                                                                              (9,850)       (75,900)
                                                                                   -----------    ------------
                               TOTAL DEFERRED INCOME TAXES                             (52,850)      (407,900)
                                                                                   -----------    ------------
                                       NET LOSS                                      ($147,573)     ($547,084)
                                                                                   -----------    ------------
NET LOSS PER COMMON SHARE
     PRIMARY                                                                            (0.011)        (0.021)
                                                                                   -----------    ------------
     FULLY DILUTED                                                                      (0.008)        (0.018)
                                                                                   -----------    ------------
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
     PRIMARY                                                                        14,040,040     26,139,451
                                                                                   -----------    ------------
     FULLY DILUTED                                                                  18,040,040     30,139,451
                                                                                   -----------    ------------

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                       OF THESE FINANCIAL STATEMENTS.

                 FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1997

                                                                  COMMON STOCK            ADDITIONAL     RETAINED          TOTAL
                                                         ---------------------------       PAID-IN       EARNINGS      STOCKHOLDERS'
                                                              SHARES         AMOUNT        CAPITAL       (DEFICIT)        EQUITY
                                                         -------------  ------------     ----------    --------------  -----------
BALANCES AT DECEMBER 31, 1995                              7,106,056           $711      $  641,230      ($835,216)      ($193,275)

ACQUISITION OF OHIO RESOURCES RECOVERY PLANT               6,521,074            652       5,999,348                      6,000,000

PRIVATE PLACEMENT OF COMMON STOCK, NET OF
RELATED ISSUANCE COST                                      5,746,894            575       1,605,827                      1,606,402

ISSUANCE OF SHARES TO SECURE BRIDGE FINANCING AND
HELD IN ESCROW SUBJECT TO LOAN AGREEMENTS                  1,600,000            160          - 0 -                             160

NET LOSS FOR THE PERIOD                                                                                  (110,823)        (110,823)
                                                         --------------------------------------------------------------------------
                BALANCES AT DECEMBER 31, 1996             20,974,024         $2,097     $8,246,406      ($946,039)      $7,302,464
ADJUSTMENT TO REFLECT CHANGE IN PAR VALUE                      - 0 -         18,877        (18,877)        - 0 -             - 0 -
                                                         --------------------------------------------------------------------------
      BALANCES AT DECEMBER 31, 1996 AS RESTATED           20,974,024        $20,974     $8,227,529      ($946,039)       7,302,464
                                                         --------------------------------------------------------------------------
UNREALIZED HOLDING LOSS ON INVESTMENTS                                                                                     (68,673)
                                                                                                                    ---------------
                                                                                                                        $7,233,791
                                                                                                                    ---------------

PREFERRED STOCK PRIVATE PLACEMENT PROCEEDS:
     ISSUANCE OF COMMON STOCK UPON CONVERSION              1,925,000          1,925      1,923,075                       1,925,000
     PROCEEDS FROM EXCERCISE OF RELATED WARRANRTS          1,925,000          1,925      1,923,075                       1,925,000

PROCEEDS FROM VARIOUS PRIVATE PLACEMENT
OFFERINGS INCLUDING SHARES ISSUED FOR SERVICES
AND FINANCING COSTS                                        3,980,265          3,980      2,396,814                       2,400,794

PROCEEDS FROM EXERCISE OF WARRANTS                           500,000            500         62,000                          62,500

CANCELLATION AND REISSUANCE OF COMMON SHARES ISSUED
IN 1996 TO SECURE BRIDGE FINANCING AS FOLLOWS:
     CANCELLATION OF ORIGINAL SHARES                      (1,600,000)        (1,600)         - 0 -                          (1,600)
     CONVERSION OF BRIDGE NOTE PAYABLE                        33,000             33         49,967                          50,000
     CONVERSION OF BRIDGE NOTE PAYABLE                       350,000            350        199,650                         200,000
     CONVERSION OF BRIDGE NOTE PAYABLE                       200,000            200         99,800                         100,000
     SHARES ISSUED IN LIEU OF INTEREST                       100,000            100         44,900                          45,000
     SHARES ISSUED IN LIEU OF INTEREST                       100,000            100         28,025                          28,125
     PROCEEDS FROM EXERCISE OF RELATED WARRANTS            1,000,000          1,000        124,000                         125,000

ACQUISTION OF EQUIPMENT                                      571,000            571        707,469                         708,040

NET LOSS FOR THE PERIOD                                                                                  (547,084)        (547,084)
                                                         --------------------------------------------------------------------------
                                                          30,058,289        $30,058    $15,786,304    ($1,493,123)     $14,323,239
                                                         ----------------------------------------------------------
UNREALIZED HOLDING LOSS ON INVESTMENTS                                                                                     (21,173)
                                                                                                                    ---------------
                                                                                                                       $14,302,066
                                                                                                                    ---------------

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                       OF THESE FINANCIAL STATEMENTS.

                 FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1997

                                                                                                 12/31/96       12/31/97
                                                                                            --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES
     NET INCOME (LOSS)                                                                          ($110,823)     ($547,084)
                                                                                            --------------  --------------
     ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
     DEPRECIATION & AMORTIZATION EXPENSE                                                           19,514        728,044
     INVESTMENT IN MARKETABLE SECURITIES                                                         (199,365)        22,405
     (INCREASE) DECREASE IN TRADE ACCOUNTS RECEIVABLES                                            (29,327)    (1,220,740)
     (INCREASE) DECREASE IN OTHER RECEIVABLES                                                         - 0 -     (334,000)
     (INCREASE) DECREASE IN PURCHASE ORDER FINANCING CONTRACTS                                   (148,872)       191,672
     (INCREASE) IN INVENTORY                                                                      (96,002)    (2,814,218)
     (INCREASE) IN PREPAID EXPENSES                                                                   - 0 -      (45,285)
     (INCREASE) IN DEFERRED TAX ASSET                                                             (52,850)      (407,900)
     INCREASE IN EQUIPMENT PURCHASE CONTRACTS                                                         - 0 -    1,875,000
     INCREASE (DECREASE) IN ACCOUNTS PAYABLE                                                      (45,176)     1,996,129
     INCREASE IN ACCRUED EXPENSES                                                                   3,717        104,089
                                                                                            --------------  --------------
              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                                   (659,184)      (451,887)
                                                                                            --------------  --------------
CASH FLOWS FROM INVESTING ACTIVITIES
     PURCHASE OF LAND & LAND HELD FOR DEVELOPMENT                                                (500,000)           - 0 -
     PURCHASE OF BUILDINGS                                                                     (1,000,000)           - 0 -
     PURCHASE OF PLANT EQUIPMENT                                                               (1,992,000)   (10,250,801)
     PURCHASE OF OFFICE FURNITURE & FIXTURES                                                     (100,000)       (15,155)
     ADDITIONS TO OTHER ASSETS                                                                   (152,700)      (951,859)
                                                                                            --------------  --------------
                 NET CASH PROVIDED (USED) BY INVESTING  ACTIVITIES                             (3,744,700)   (11,217,815)
                                                                                            --------------  --------------
CASH FLOWS FROM FINANCING ACTIVITIES
     PROCEEDS FROM SALE OF STOCK                                                                1,606,402      6,438,294
     PROCEEDS (PAYMENTS) ON SHORT-TERM BORROWINGS                                               2,950,000     (2,878,000)
     PROCEEDS FROM CONVERTIBLE DEBENTURES                                                             - 0 -    8,000,000
     PROCEEDS FROM GORDON BROTHERS FINANCINGS                                                     198,161      6,780,489
     PAYMENTS ON LONG-TERM DEBT                                                                  (160,000)           - 0 -
                                                                                            --------------  --------------
                 NET CASH PROVIDED (USED) BY FINANCING  ACTIVITIES                              4,594,563     18,340,783
                                                                                            --------------  --------------
                 NET INCOME INCREASE (DECREASE) IN CASH                                          $190,679      6,671,081
                                                                                            --------------  --------------
CASH AT BEGINNING OF PERIOD                                                                       $33,860       $224,539
                                                                                            --------------  --------------
CASH AT END OF PERIOD                                                                            $224,539     $6,895,619
                                                                                            --------------  --------------
                                                 SUPPLEMENTAL DISCLOSURES
INTEREST PAID, EXCLUDING PURCHASE ORDER CONTRACT FINANCING                                        $32,730       $368,832
ISSUANCE OF COMMON STOCK FOR:
     EQUIPMENT                                                                                        - 0 -      708,040
     CONVERSION OF NOTES PAYABLE                                                                      - 0 -      350,000
     INTEREST EXPENSE                                                                                 - 0 -       28,125
ACQUISITION OF OHIO RESOURCES RECOVERY PLANT, HEATH, OHIO FOR
COMMON STOCK AND ALLOCATED AS FOLLOWS:
     LAND & LAND HELD FOR DEVELOPMENT                                                             250,000            - 0 -
     BUILDINGS                                                                                  1,000,000            - 0 -
     PLANT EQUIPMENT                                                                            4,650,000            - 0 -
     OFFICE FURNITURE & FIXTURES                                                                  100,000            - 0 -
                                                                                            --------------  --------------
                                                                                                6,000,000            - 0 -
                                                                                            --------------  --------------

                 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART
                       OF THESE FINANCIAL STATEMENTS.

                 FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 & 1996

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION AND DESCRIPTION OF THE BUSINESS -   FIX-CORP INTERNATIONAL,
INC. ("FIX-CORP") WAS ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE ON OCTOBER 27, 1995. A PREDECESSOR OF THE COMPANY WAS INITIALLY INCORPORATED ON AUGUST 11,1995 UNDER THE LAWS OF THE STATE OF UTAH AND UNDER THE NAME LIFECHOICE, INC. THE ACQUISITION BY THE COMPANY OF A COMPANY ORGANIZED BY MARK FIXLER, THE COMPANY'S CHIEF EXECUTIVE OFFICER, PRESIDENT AND CHAIRMAN OF ITS BOARD OF DIRECTORS, INVOLVED SEVERAL EVENTS IN OR ABOUT OCTOBER, 1995, INCLUDING THE FOLLOWING: (i) THE COMPANY CHANGED ITS NAME FROM LIFECHOICE, INC. TO FIX-CORP INTERNATIONAL, INC.; (ii) MR. FIXLER ASSUMED CONTROL OF THE COMPANY WITH 90% OF ITS THEN-OUTSTANDING COMMON STOCK; (iii) THE COMPANY WAS REDOMICILED FROM BEING A CORPORATION ORGANIZED UNDER UTAH LAW TO ONE ORGANIZED IN DELAWARE; AND (iv) THE COMPANY WAS TRANSFORMED, FROM BEING A PUBLIC SHELL (UNDER ITS PRIOR NAME) WITH SHAREHOLDERS BUT NO OPERATIONS OR ASSETS, TO A CORPORATION WITH THE OPERATIONS DESCRIBED BELOW.

     THE COMPANY'S PRINCIPAL BUSINESS IS THE MANUFACTURING OF RECYCLED PLASTIC (IN PARTICULAR, HIGH-DENSITY POLYETHYLENE OR "HDPE") RESIN, THROUGH ITS WHOLLY-OWNED SUBSIDIARY, FIXCOR INDUSTRIES, INC. ("FIXCOR"), A DELAWARE CORPORATION INCORPORATED ON DECEMBER 17, 1996. DURING JANUARY, 1998 THE COMPANY COMMENCED THE MANUFACTURING OF PLASTIC PALLETS FROM RECYCLED RESIN THROUGH ITS WHOLLY-OWNED SUBSIDIARY, PALLET TECHNOLOGIES, INC., A DELAWARE CORPORATION, INCORPORATED ON JULY 7, 1997. PALLET TECHNOLOGIES WAS ORIGINALLY INCORPORATED UNDER THE NAME PALLETECH, INC. BUT AMENDED ITS CERTIFICATE OF INCORPORATION ON DECEMBER 15, 1997 TO CHANGE ITS NAME.

     THE COMPANY ALSO MARKETS JEWELRY PRODUCTS FOR CORPORATE AWARDS AND GIFTS AND EXTENDS FINANCING TO SMALL BUSINESSES COLLATERALIZED BY PURCHASE ORDERS. THESE TWO BUSINESSES CONSTITUTED SUBSTANTIALLY ALL OF THE BUSINESSES OF THE COMPANY PRIOR TO THE END OF FISCAL YEAR 1996. DURING THE FISCAL YEAR 1997, HOWEVER, REVENUES FROM THESE BUSINESSES CONSTITUTED LESS THAN 10% OF THE COMPANY'S TOTAL REVENUES, WITH MORE THAN 90% OF ITS REVENUES GENERATED BY THE MANUFACTURING OF RECYCLED PLASTIC RESIN.

     IN DECEMBER, 1996, THE COMPANY ACQUIRED A RECYCLING PLANT IN HEATH, OHIO, ALSO KNOWN AS THE HEATH RESOURCE RECOVERY PLANT, FROM QUANTUM CHEMICAL CORPORATION. IN CONNECTION WITH THIS ACQUISITION, IN DECEMBER, 1996, THE COMPANY FORMED FIXCOR TO OWN AND OPERATE THE FACILITY. ON JANUARY 8, 1997, THE FIRST PROCESSING LINE AT THE FACILITY BECAME OPERATIONAL. DURING JULY, 1997, THE COMPANY FORMED PALLET TECHNOLOGIES TO MANUFACTURE PLASTIC PALLETS FROM RECYCLED PLASTIC RESIN. THE COMPANY EXPECTS THAT IT WILL DEDICATE SIGNIFICANTLY LESS RESOURCES TO THE CORPORATE AWARDS JEWELRY MARKETING AND PURCHASE ORDER FINANCING BUSINESSES, THAT THE PLASTIC RECYCLING BUSINESS WILL CONTINUE TO GROW, AND THAT THE OPERATIONS OF FIXCOR AND PALLET TECHNOLOGIES WILL GENERATE A GREATER PERCENTAGE AND, EVENTUALLY, SUBSTANTIALLY ALL OF THE REVENUE OF THE COMPANY IN FISCAL YEAR 1998, SUCH THAT THE COMPANY IS CONSIDERED PRIMARILY TO BE IN THE PLASTIC RECYCLING AND RECYCLED PRODUCTS BUSINESS.

     THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED IN THE PREPARATION OF THESE CONSOLIDATED FINANCIAL STATEMENTS. THE FINANCIAL STATEMENTS AND NOTES ARE THE REPRESENTATION OF THE COMPANY'S MANAGEMENT, WHO IS RESPONSIBLE FOR THEIR INTEGRITY AND OBJECTIVITY. THE POLICIES CONFORM TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND HAVE BEEN CONSISTENTLY APPLIED.

     USE OF ESTIMATES - THE PREPARATION OF FINANCIAL STATEMENTS IN CONFORMITY WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES REQUIRES MANAGEMENT TO MAKE ESTIMATES AND ASSUMPTIONS THAT AFFECT THE REPORTED AMOUNTS OF ASSETS AND LIABILITIES AND DISCLOSURES OF CONTINGENT ASSETS AND LIABILITIES AT THE DATE OF THE FINANCIAL STATEMENTS AND THE REPORTED AMOUNTS OF REVENUES AND EXPENSES DURING THE REPORTING PERIOD. ACTUAL RESULTS COULD DIFFER FROM THOSE ESTIMATES.

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED


     PRINCIPLES OF CONSOLIDATION -   THE FINANCIAL STATEMENTS INCLUDE THE
ACCOUNTS OF FIX-CORP INTERNATIONAL, INC. AND ITS WHOLLY-OWNED SUBSIDIARIES FIXCOR INDUSTRIES, INC. AND PALLET TECHNOLOGIES, INC.. ALL SIGNIFICANT INTERCOMPANY BALANCES AND TRANSACTIONS HAVE BEEN ELIMINATED.

     EFFECT OF NEW ACCOUNTING PRONOUNCEMENTS - EFFECTIVE IN 1996, FIX-CORP ADOPTED STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES." UNDER STATEMENT NO. 115, DEBT AND MARKETABLE EQUITY SECURITIES ARE REQUIRED TO BE CLASSIFIED IN ONE OF THREE CATEGORIES: TRADING, AVAILABLE-FOR-SALE, OR HELD TO MATURITY. FIX-CORP'S EQUITY SECURITIES QUALIFY UNDER THE PROVISIONS OF STATEMENT NO. 115 AS AVAILABLE-FOR-SALE. SUCH SECURITIES ARE RECORDED AT FAIR VALUE, UNREALIZED HOLDING GAINS AND LOSSES, NET OF THE RELATED TAX EFFECT, ARE NOT REFLECTED IN EARNINGS BUT ARE REPORTED AS A SEPARATE COMPONENT OF STOCKHOLDERS' EQUITY UNTIL REALIZED. A DECLINE IN THE MARKET VALUE OF AN AVAILABLE-FOR-SALE SECURITY BELOW COST THAT IS DEEMED OTHER THAN TEMPORARY IS CHARGED TO EARNINGS AND RESULTS IN THE ESTABLISHMENT OF A NEW COST BASIS FOR THE SECURITY.

     STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 121 "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF" REQUIRES THAT LONG-LIVED ASSETS HELD AND USED BY A COMPANY BE REVIEWED FOR IMPAIRMENT WHENEVER EVENTS OR CHANGES IN CIRCUMSTANCES INDICATE THAT THE CARRYING AMOUNT OF AN ASSET MAY NOT BE RECOVERABLE. SFAS NO. 121 ALSO ESTABLISHES THE PROCEDURES FOR REVIEW OF RECOVERABILITY, AND MEASUREMENT OF IMPAIRMENT, IF NECESSARY, OF LONG-LIVED ASSETS. FIX-CORP, WITH THE ACQUISITION OF THE HEATH RESOURCE RECOVERY PLANT, ADOPTED SFAS NO.121 AND DETERMINED THAT NO IMPAIRMENT PROVISION OF THE CARRYING COST OF THE PLANT WAS NECESSARY.

     CASH AND CASH EQUIVALENTS -   CASH INCLUDES CASH EQUIVALENTS. THE COMPANY
CONSIDERS ALL HIGHLY LIQUID WITH AN ORIGINAL MATURITY OF THREE MONTHS OR LESS TO BE CASH EQUIVALENTS.

     ALLOWANCE FOR DOUBTFUL ACCOUNTS -    IT IS THE OPINION OF MANAGEMENT THAT
ALL ACCOUNTS RECEIVABLE ARE COLLECTIBLE, THEREFORE AN ALLOWANCE FOR DOUBTFUL ACCOUNTS IS NOT NECESSARY.

     INVENTORY -   INVENTORY IS STATED AT THE LOWER OF COST OR MARKET, USING THE
FIRST-IN, FIRST-OUT, (FIFO), METHOD OF ACCOUNTING, AND CONSISTS OF PLASTIC RECYCLED PRODUCTS.

     PROPERTY, PLANT AND EQUIPMENT -   PROPERTY AND EQUIPMENT ARE STATED AT
COST. COSTS OF MAINTENANCE AND REPAIRS ARE CHARGED TO EXPENSE AS INCURRED. MAJOR IMPROVEMENTS AND RENEWALS, IN GENERAL, ARE CAPITALIZED. ACQUISITIONS TO FIXED ASSETS ARE DEPRECIATED ON THE STRAIGHT-LINE METHOD. THE ESTIMATED USEFUL LIVES USED IN COMPUTING DEPRECIATION WERE CHANGED SUBSEQUENT TO THE ISSUANCE OF THIS REPORT. THE DOLLAR EFFECT OF THE CHANGE IS MINOR IN NATURE, AS SUBSTANTIALLY ALL ASSETS AFFECTED WERE ACQUIRED IN LATE DECEMBER, 1996, NOT PLACED IN SERVICE DURING THE YEAR AND THEREFOR NO DEPRECIATION EXPENSE WAS RECORDED. THE FOLLOWING IS A SUMMARY OF APPLICABLE LIVES:

                                     LIFE IN YEARS          LIFE IN YEARS
          DESCRIPTION            AS PREVIOUSLY REPORTED     AS CHANGED
-------------------------------------------------------------------------
 BUILDINGS                              10-25 YEARS              39 YEARS
 PLANT MACHINERY AND EQUIPMENT           5-10 YEARS              10 YEARS
 OFFICE FURNITURE AND FIXTURES            5-7 YEARS              10 YEARS

     DEPRECIATION CHARGED AGAINST OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1997 WERE $3,214 AND $675,382, RESPECTIVELY.

     ORGANIZATIONAL COSTS -   ORGANIZATIONAL COSTS ARE BEING AMORTIZED OVER A
PERIOD OF 60 MONTHS AND IS PRESENTED NET OF ACCUMULATED AMORTIZATION OF $32,600 AND $48,900 IN 1996 AND 1997, RESPECTIVELY. AMORTIZATION EXPENSE CHARGED AGAINST OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1997 $16,300 AND $16,300, RESPECTIVELY.

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

     DEFERRED TAXES AND INCOME TAXES -   DURING 1995, THE COMPANY ADOPTED
FINANCIAL ACCOUNTING STANDARDS NO. 109, "ACCOUNTING FOR INCOME TAXES" AND ALL YEARS PRESENTED REFLECT THE ADOPTION OF THIS METHOD, THE TOTAL EFFECT OF WHICH WAS THE RECORDING OF A DEFERRED TAX ASSET OF $412,150 AND $820,050 IN 1996 AND 1997, RESPECTIVELY, NET OF A VALUATION ALLOWANCES OF $137,500 AND $137,500 IN 1996 AND 1997, RESPECTIVELY, WHICH ARISES SOLELY FROM THE ESTIMATED FUTURE BENEFIT OF THE NET OPERATING LOSS CARRY-FORWARD OF APPROXIMATELY $2,233,300.

     REVENUE RECOGNITION -   REVENUE FROM SALES IS GENERALLY RECOGNIZED UPON
SHIPMENT, PROVIDED THAT NO SIGNIFICANT VENDOR OBLIGATIONS REMAIN AND COLLECTION OF THE RESULTING RECEIVABLE IS DEEMED PROBABLE. FEES ON PURCHASE ORDER CONTRACT FINANCING, COMMISSIONS AND SHARED FINANCE FEES ARE RECOGNIZED UPON FINALIZATION AND COLLECTION OF THE RELATED FINANCING PROJECT.

     LOSS PER COMMON SHARE -   AS OF DECEMBER 31, 1996 AND 1997, LOSS PER COMMON
SHARE AND COMMON SHARE EQUIVALENT WERE COMPUTED BY DIVIDING THE NET LOSS BY THE WEIGHTED AVERAGE NUMBER OF SHARES OF COMMON STOCK AND COMMON STOCK EQUIVALENTS OUTSTANDING DURING THE YEAR.

NOTE 2 - INVESTMENT IN MARKETABLE SECURITIES

     EFFECTIVE IN 1996, FIX-CORP ADOPTED STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES." UNDER STATEMENT NO. 115, DEBT AND MARKETABLE EQUITY SECURITIES ARE REQUIRED TO BE CLASSIFIED IN ONE OF THREE CATEGORIES: TRADING, AVAILABLE-FOR-SALE, OR HELD TO MATURITY. FIX-CORP'S EQUITY SECURITIES QUALIFY UNDER THE PROVISIONS OF STATEMENT NO. 115 AS AVAILABLE-FOR-SALE. SUCH SECURITIES ARE RECORDED AT FAIR VALUE, UNREALIZED HOLDING GAINS AND LOSSES, NET OF THE RELATED TAX EFFECT, ARE NOT REFLECTED IN EARNINGS BUT ARE REPORTED AS A SEPARATE COMPONENT OF STOCKHOLDERS' EQUITY UNTIL REALIZED. A DECLINE IN THE MARKET VALUE OF AN AVAILABLE-FOR-SALE SECURITY BELOW COST THAT IS DEEMED OTHER THAN TEMPORARY IS CHARGED TO EARNINGS AND RESULTS IN THE ESTABLISHMENT OF A NEW COST BASIS FOR THE SECURITY. THE UNREALIZED HOLDING LOSS ON INVESTMENTS OF $68,673 AND $21,173 WAS RECOGNIZED DIRECTLY TO CAPITAL IN 1996 AND 1997, RESPECTIVELY.

NOTE 3 - INVENTORY

     INVENTORY IS STATED AT THE LOWER OF COST OR MARKET, USING THE FIRST-IN, FIRST-OUT, (FIFO), METHOD OF ACCOUNTING, AND CONSISTS OF PLASTIC RECYCLED PRODUCTS. INVENTORIES AT DECEMBER 31, BY MAJOR CLASSIFICATION, WERE AS FOLLOWS:

                                                    1996           1997
--------------------------------------------------------------------------------
 RAW MATERIALS                                         $96,002        $2,457,209
 WORK IN PROCESS                                         - 0 -            86,210
 FINISHED GOODS                                          - 0 -           303,990
 SUPPLIES & CHEMICALS                                    - 0 -            62,811
                                                         -----            ------
                 TOTAL INVENTORY                       $96,002        $2,910,220
                                                       -------        ----------

NOTE 4  - PROPERTY, PLANT AND EQUIPMENT

     PLANT PURCHASE AND SALE AGREEMENT -   ON DECEMBER 16, 1996 THE COMPANY
ACQUIRED, SUBJECT TO A CERTAIN PURCHASE AND SALE AGREEMENT, A PLANT IN CENTRAL OHIO, HEREINAFTER REFERRED TO AS THE "RESOURCE RECOVERY" PLANT. THE ASSETS CONSIST OF A POST-CONSUMER PLASTIC RECYCLING OPERATION INVOLVING TWO PARALLEL RECYCLING LINES UNDER A SINGLE ROOFED STRUCTURE ON ITS OWN PLOT OF GROUND WITH A PERMANENT EASEMENT FOR INGRESS AND EGRESS TO AN ADJOINING RAILROAD SPUR AND TRUCK SCALE AND VARIOUS OTHER SUPPORT EQUIPMENT PERMITTING THIS BUSINESS TO FUNCTION AS AN INDEPENDENT ENTITY.

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

 THE PURCHASE PRICE, AND ALLOCATION THEREOF, IS SUMMARIZED AS FOLLOWS:    AMOUNT
--------------------------------------------------------------------------------
 LAND & LAND HELD FOR DEVELOPMENT                                       $750,000
 BUILDINGS                                                             2,000,000
 PLANT EQUIPMENT                                                       6,550,000
 OFFICE FURNITURE & FIXTURES                                             100,000
                                                                         -------
                         TOTAL PURCHASE PRICE                         $9,400,000
                                                                      ----------

     AS MORE FULLY DESCRIBED IN NOTE 7, INCLUDED IN THE ACQUISITION OF THE RESOURCE RECOVERY PLANT WAS A TRACK LEASE AGREEMENT FOR 200' OF RAILROAD SIDING (INCLUDING LAND) FOR THE SOLE PURPOSE OF THE STORAGE OF RAILROAD CARS OWNED, LEASED OR CONSIGNED TO THE COMPANY. THE TERM OF THE LEASE IS FOR A PERIOD OF TEN
(10) YEARS BEGINNING AUGUST 14, 1996 AND EXPIRING AUGUST 14, 2006, WITH AN OPTION FOR AN ADDITIONAL TEN (10) YEARS EXPIRING AUGUST 14, 2016. ANNUAL RENTALS, PAID IN ADVANCE, ARE $1,000 PER YEAR.

 THE PURCHASE PRICE WAS PAID AS FOLLOWS                                   AMOUNT
--------------------------------------------------------------------------------
 CASH                                                                   $900,000
 SECURED EQUIPMENT LOAN                                                2,500,000
 COMMON STOCK (6,521,740 RESTRICTED SHARES)                            6,000,000
                                                                       ---------
                         TOTAL PAYMENTS                               $9,400,000
                                                                      ----------

     AT CLOSING, THE COMPANY RECEIVED A GENERAL WARRANTY DEED FOR THE GROUND AND ITS IMPROVEMENTS (I.E. THE PHYSICAL PLANT), AND A BILL OF SALE FOR THE REMAINDER OF THE ASSETS. THE SELLER EXTENDED NO EXPRESS OR IMPLIED WARRANTIES FOR THE EQUIPMENT TRANSFERRED AND DISCLAIMED ANY IMPLIED WARRANTY OF MERCHANTABILITY AND IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. THE SELLER DID STIPULATE HOWEVER, THAT THE PLANT WAS NOT SUBJECT TO ANY CONTRACT OR AGREEMENT WITH ANY LABOR UNION OR LINKED TO ANY COLLECTIVE BARGAINING AGREEMENT, AND THAT THE PLANT WAS NOT SUBJECT TO ANY EMPLOYEE BENEFIT OR RETIREMENT PROGRAMS. IN ADDITION, THE SELLER AGREED TO PROVIDE PERSONNEL TO CONSULT WITH FIX-CORP FOR UP TO ONE YEAR AND ASSIST IN RE-STARTING THE FACILITY. IN ADDITION, ALL BLUEPRINTS, CUSTOMER LISTS, DRAWINGS AND EQUIPMENT SPECIFICATIONS WERE MADE AVAILABLE.

     IN AUGUST, 1997, THE COMPANY ISSUED 471,000 SHARES OF COMMON STOCK (AT A VALUE OF $1.24 PER SHARE) IN CONSIDERATION OF AN EQUIPMENT PURCHASE FROM A COMMERCIAL ENTERPRISE.

     PALLET TECHNOLOGIES HAS ORDERED A SPECIALIZED, STATE-OF-THE-ART, INJECTION MOLDING MACHINE WHICH TRANSFORMS RESIN PELLETS, PRODUCED BY FIXCOR, INTO PLASTIC PELLETS. INSTALLATION OF THIS EQUIPMENT WAS COMPLETED DURING JANUARY, 1998 AND MANAGEMENT EXPECTS TO HAVE IT OPERATING AT FULL CAPACITY BY THE END OF THE FIRST QUARTER OF FISCAL YEAR 1998. THE APPROXIMATE COST OF THE EQUIPMENT, MOLDS, TRANSPORTATION AND INSTALLATION OF THE EQUIPMENT FOR PALLET TECHNOLOGIES' OPERATION AT THE FACILITY IS $4,000,000, AND THE APPROXIMATE COST OF EQUIPMENT, TRANSPORTATION AND INSTALLATION AT THE FLORIDA PLANT, MORE FULLY DESCRIBED IN
NOTE 13, IS EXPECTED TO BE $3,000,000, IN ADDITION TO APPROXIMATELY $1,000,000, FOR THE COST OF MOLDS. PERMANENT FINANCING FOR THE PALLET TECHNOLOGIES EQUIPMENT FOR INSTALLATION AT THE FACILITY WAS SECURED FROM GORDON BROTHERS CAPITAL CORP.

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - OTHER ASSETS AND DEFERRED CHARGES

 OTHER ASSETS AND DEFERRED CHARGES CONSIST OF THE FOLLOWING:                1996           1997
-----------------------------------------------------------------------------------------------
 UNAMORTIZED DEBT ISSUE COSTS (NET OF ACCUMULATED AMORTIZATION OF
 $-0- AND $52,593 IN 1996 AND 1997, RESPECTIVELY)                           $-0-       $894,082

 DEFERRED PREOPERATING PLANT STARTUP COSTS (NET OF ACCUMULATED
 AMORTIZATION OF $-0- AND $36,362 IN 1996 AND 1997, RESPECTIVELY          36,750        145,060

 DISPUTED FINANCE DEPOSIT CLAIM, NET OF VALUATION ALLOWANCE OF
 $30,000 IN 1997                                                          90,000         60,000

 LICENSE AGREEMENT                                                           -0-         30,000

 NOTE RECEIVABLE FROM AFFILIATED COMPANY                                  26,000         26,000

 ORGANIZATIONAL COSTS  (NET OF ACCUMULATED AMORTIZATION OF $32,600
 AND $48,900 IN 1996 AND 1997, RESPECTIVELY)                              48,900         32,600

 DEPOSITS                                                                    900         31,530

 OTHER ASSETS                                                              9,676          9,676
                                                                           -----          -----

    TOTAL OTHER ASSETS AND DEFERRED CHARGES                             $212,226     $1,228,948
                                                                        --------     ----------

     UNAMORTIZED DEBT ISSUE COSTS - UNAMORTIZED DEBT ISSUE COSTS CONSISTS OF LEGAL AND ACCOUNTING FEES, PRINTING COSTS AND OTHER EXPENSES ASSOCIATED WITH ISSUANCE OF DEBT AND FINANCING INSTRUMENTS, INCLUDING THE CONVERTIBLE DEBENTURES. THE COSTS ARE BEING AMORTIZED OVER THE LIFE OF THE RELATED FINANCING INSTRUMENT. AMORTIZATION EXPENSE CHARGED TO OPERATIONS WAS $-0- AND $36,362 IN 1996 AND 1997, RESPECTIVELY.

     NOTE RECEIVABLE FROM AFFILIATED COMPANY - THE NOTE RECEIVABLE FROM AFFILIATED COMPANY RESULTS FROM A LOAN TO FIX-SPORTS, INC., A COMPANY PARTIALLY OWNED BY THE COMPANY'S PRESIDENT. THE NOTE BEARS INTEREST AT 10% AND IS SIGNED PERSONALLY BY THE PRESIDENT AND COLLATERALIZED BY 52,000 SHARES OF THE COMPANY'S COMMON STOCK.

     DISPUTED FINANCE DEPOSIT CLAIM - THE DISPUTED FINANCE DEPOSIT CLAIM RESULTS FROM A DEPOSIT THAT THE COMPANY PLACED WITH A FINANCE COMPANY IN ORDER TO OBTAIN FINANCING FOR THE RESOURCE RECOVERY ACQUISITION. NO CONSIDERATION WAS RECEIVED AND THE COMPANY INTENDS TO PURSUE ACTION TO RECOVER THE DEPOSIT. THE COMPANY'S COUNSEL BELIEVES THAT THEY HAVE A LEGITIMATE COLLECTIBLE CLAIM.

     DEFERRED PREOPERATING PLANT STARTUP COSTS - DEFERRED PREOPERATING PLANT STARTUP COSTS CONSISTS OF CERTAIN CONSULTING, LABOR AND MAINTENANCE COSTS INCURRED BY THE COMPANY SUBSEQUENT TO THE ACQUISITION OF THE RESOURCE RECOVERY PLANT, MORE FULLY DESCRIBED IN NOTE 4. THE DEFERRED COSTS WILL BE AMORTIZED OVER A THREE (3) YEAR PERIOD STARTING ON THE DATE THAT THE PLANT BECAME FULLY OPERATIONAL IN FEBRUARY, 1997.

     PATENTS, TRADEMARKS AND LICENSES - PALLET TECHNOLOGIES HAS ENTERED
INTO A LICENSING AND MARKETING AGREEMENT WITH NITRO PLASTICS TECHNOLOGIES. UNDER THAT AGREEMENT, PALLET TECHNOLOGIES IS THE SUB-LICENSEE OF CERTAIN PROPRIETARY INJECTION MOLDING TECHNOLOGY FOR THE MANUFACTURING OF PLASTIC PALLETS AND OTHER PRODUCTS FROM RECYCLED PLASTIC. PALLET TECHNOLOGIES USES THE TRADEMARK POWER-PAL 2000U WITH RESPECT TO ITS PALLETS, BUT HAS NOT REGISTERED OR APPLIED FOR REGISTRATION OF THAT TRADEMARK.

     IN FEBRUARY, 1998, NITRO, MR. AISENBERG AND PALLET TECHNOLOGIES ENTERED INTO THE FIRST AMENDED LICENSING AND MARKETING AGREEMENT UNDER WHICH THE ROYALTY RATE OF $2.50 PER PALLET SOLD UNDER PALLET TECHNOLOGIES' ORIGINAL AGREEMENT WITH NITRO IS REDUCED TO $0.50 DURING THE FIRST FIVE YEARS AND $0.25 DURING THE NEXT FIVE YEARS.

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

     CALIFORNIA GRANT AND ALLIED SIGNAL AGREEMENT -    IN JUNE, 1997, THE
COMPANY WAS AWARDED A $256,868 RESEARCH GRANT FROM THE INTEGRATED WASTE MANAGEMENT BOARD OF THE STATE OF CALIFORNIA TO DEVELOP A SOLUTION TO THE PROBLEMS ASSOCIATED WITH NON-RECYCLABLE HDPE MOTOR OIL CONTAINERS, WHICH HAVE HISTORICALLY BEEN SENT TO LANDFILLS. THE SOLUTION WILL INVOLVE THE SEPARATION OF THE REMAINING OIL FROM THE "EMPTY" CONTAINER, AND THEN THE RECYCLING OF THE HDPE CONTAINER AND THE SEPARATE RECYCLING OF THE REMAINING OIL. TO DO THIS, IN SEPTEMBER, 1997, FIXCOR ENTERED INTO A LICENSE AGREEMENT WITH THE FEDERAL MANUFACTURING & TECHNOLOGIES BUSINESS UNIT OF ALLIEDSIGNAL INC. UNDER WHICH ALLIEDSIGNAL LICENSES TO FIXCOR CERTAIN TECHNOLOGY AND FIXCOR PAYS A LICENSE FEE AND ONGOING ROYALTIES BASED PRINCIPALLY ON SALES OF PRODUCTS SOLD ARISING OUT OF USE OF THE LICENSED TECHNOLOGY.

NOTE 6 - DEFERRED TAXES AND INCOME TAXES

     AS MORE FULLY DESCRIBED IN NOTE 1, THE COMPANY ADOPTED FINANCIAL ACCOUNTING STANDARDS NO. 109, "ACCOUNTING FOR INCOME TAXES" AND ALL YEARS PRESENTED REFLECT THE ADOPTION OF THIS METHOD. THE DEFERRED TAX ASSET OF $820,050, NET OF A VALUATION ALLOWANCE OF $137,500, WHICH ARISES SOLELY FROM THE ESTIMATED FUTURE BENEFIT OF THE NET OPERATING LOSS CARRY-FORWARD OF APPROXIMATELY $2,233,300.


 THE COMPONENTS OF THE DEFERRED TAX ASSET ARE AS FOLLOWS:         1996           1997
-------------------------------------------------------------------------------------
 TAX ASSET ARISING FORM NET OPERATING LOSS CARRYFORWARD:
    FEDERAL                                                   $447,375       $779,375
    STATE                                                      102,275        178,175
                                                              --------       --------
                    TOTAL DEFERRED TAX ASSET                   549,650        957,550
 LESS VALUATION FOR DEFERRED TAX ASSETS                       (137,500)      (137,500)
                                                              --------       --------
                     DEFERRED TAXES - NET                     $412,150       $820,050
                                                              --------       --------
                                                              --------       --------


 THE COMPONENTS OF THE PROVISION FOR TAXES WERE AS FOLLOWS:       1996           1997
-------------------------------------------------------------------------------------
 PROVISION FOR DEFERRED TAXES:
    FEDERAL                                                    $57,250       $332,000
    STATE                                                       13,100         75,900
    VALUATION ALLOWANCE                                        (17,500)         - 0 -
                                                               -------          -----
                            TOTAL                              $52,850       $407,900
                                                               -------       --------
                                                               -------       --------


     THE AMOUNTS AND EXPIRATION DATES OF THE NET OPERATING LOSS CARRYFORWARD AVAILABLE
 TO THE COMPANY AT DECEMBER 31, 1996 ARE AS FOLLOWS:

                                                              AMOUNT  EXPIRATION DATE
-------------------------------------------------------------------------------------
 LOSS FOR THE YEAR ENDED DECEMBER 31, 1995                  $1,114,642           2010
 LOSS FOR THE YEAR ENDED DECEMBER 31, 1996                     163,674           2011
 LOSS FOR THE YEAR ENDED DECEMBER 31, 1997                     954,984           2012
                                                               -------
             TOTAL NET OPERATING LOSS CARRYFORWARD          $2,233,300
                                                            ----------

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - SHORT-TERM BORROWINGS

SHORT-TERM BORROWINGS AT DECEMBER 31 CONSISTED OF THE FOLLOWING:


                                                        1996           1997
--------------------------------------------------------------------------------
 SECURED EQUIPMENT NOTE PAYABLE                   $2,500,000         $- 0 -
 CONVERTIBLE BRIDGE FINANCING NOTES PAYABLE          250,000          - 0 -
 6.07% CONVERTIBLE BRIDGE FINANCING NOTES PAYABLE    200,000          - 0 -
 NOTES PAYABLE TO SHAREHOLDERS                       418,000        180,000
 12% NOTE PAYABLE                                     80,000         80,000
 NOTES PAYABLE TO OTHERS                             100,000         60,000
                                                     -------         ------
                                                  $3,548,000       $320,000
                                                  ----------       --------

     SECURED EQUIPMENT LOAN PAYABLE  -   AT DECEMBER 31,1996 THE COMPANY WAS A
PARTY TO A LOAN AND SECURITY AGREEMENT WITH GORDON BROTHERS CAPITAL CORPORATION, A DELAWARE COMPANY, AND MARK FIXLER, A PRINCIPAL SHAREHOLDER, PRESIDENT AND CEO, PERSONALLY. THE LOAN WAS FOR $2,500,000 BEARING INTEREST AT 12 1/2% AND WAS SECURED BY AN OPEN-END MORTGAGE TO THE PREMISES LOCATED AT 1835 JAMES PARKWAY, HEATH, OHIO, NAMELY THE POST CONSUMER PLASTICS RECYCLING FACILITY OR RESOURCE RECOVERY PLANT.

     AS PART OF THAT AGREEMENT, GORDON BROTHERS WAS ENTITLED TO PURCHASE FROM THE COMPANY AFTER DECEMBER 16, 1997 BUT BEFORE DECEMBER 16, 1999, FIVE HUNDRED THOUSAND (500,000) SHARES OF THE COMPANY'S $.001 VALUE COMMON STOCK AT A PRICE OF TWENTY-FIVE CENTS ($0.25) PER SHARE. SUCH SHARES UNDER OPTION ARE RESTRICTED SHARES. GORDON BROTHERS CAPITAL CORPORATION EXERCISED THEIR OPTION DURING 1997.

     IN ADDITION TO THIS OPEN-END MORTGAGE, GORDON BROTHERS WAS GRANTED A SECURITY INTEREST, INCLUDING A LIEN ON AND A PLEDGE OF ALL INVENTORY, ALL ACCOUNTS AND ACCOUNTS RECEIVABLES, CONTRACT RIGHTS, AND ALL CUSTOMER LISTS AND GOODWILL. MR. FIXLER HAS BEEN REQUIRED TO SIGN AS A GUARANTOR FOR FIX-CORP INTERNATIONAL. THE SCHEDULE OF PAYMENTS REQUIRED UNDER THE LOAN PORTION OF THIS AGREEMENT WAS DEFINED SO AS TO ALLOW A MODEST INITIAL PAYMENT, THEN A PAYMENT OF APPROXIMATELY $79,734 FOR THE NEXT FIVE MONTHS, FOLLOWED BY A PAYMENT OF $123,000, THEN $250,000, THEN $394,000 FOR THE FINAL FOUR MONTHS.

     THE LOAN CONTRACT CONTAINED A NUMBER OF NEGATIVE COVENANTS, INCLUDING BUT NOT LIMITED TO, CERTAIN LIMITATIONS ON THE ISSUANCE ANY ADDITIONAL EVIDENCES OF INDEBTEDNESS; THE CREATION, ASSUMPTION, GUARANTEE OF INDEBTEDNESS IN ADDITION TO THE INDEBTEDNESS OF THE LENDER; THERE CAN BE NO SALE OR TRANSFER OF OWNERSHIP WITHOUT THE LENDER'S PRIOR WRITTEN CONSENT; AND THE BORROWER WAS BARRED FROM MAKING ANY LOANS OR ADVANCES TO ANY INDIVIDUAL OR OFFICER OF THE BORROWER. IN ADDITION, THE COMPANY IS PROHIBITED FROM PAYING DIVIDENDS WITHOUT THE PRIOR WRITTEN PERMISSION OF THE LENDER AND MAY NOT MAKE ANY INVESTMENTS WITHOUT THE LENDER'S PRIOR WRITTEN PERMISSION; THE BORROWER MAY NOT MERGE OR CONSOLIDATE WITH OR INTO ANY OTHER CORPORATION; THE BORROWER MAY NOT SELL, LEASE OR DISPOSE OF ITS ASSETS WITHOUT THE LENDER'S PRIOR WRITTEN CONSENT AND THE BORROWER MAY NOT GRANT ANY SECURITY INTEREST IN OR MORTGAGE OF ANY OF ITS PROPERTIES THAT ARE INCLUDED IN THE LENDER'S COLLATERAL. FINALLY, THE BORROWER IS BARRED FROM ENGAGING IN ANY BUSINESS OTHER THEN THE BUSINESS IN WHICH IT IS CURRENTLY ENGAGED OR A BUSINESS REASONABLY ALLIED THERETO.

     IN MAY, 1997, FIXCOR SECURED FINANCING FOR THE FACILITY FROM NATIONSCREDIT COMMERCIAL CORPORATION. THIS CONSISTED OF REVOLVING LOANS UP TO $7,000,000 FOR INVENTORY AND ACCOUNT RECEIVABLE FINANCING, PERMANENT FINANCING, AND EQUIPMENT ACQUISITION. THIS FINANCING INCLUDED A MORTGAGE SECURITY AGREEMENT WHICH ENCUMBERED SUBSTANTIALLY ALL OF THE ASSETS OF THE FACILITY. MR. FIXLER IS THE GUARANTOR OF THIS FACILITY IN AN AMOUNT UP TO $750,000 PLUS EXPENSES. CERTAIN PROCEEDS OF THIS LOAN WERE USED TO RETIRE THE PREVIOUSLY DESCRIBED SECURED EQUIPMENT LOAN PAYABLE GORDON BROTHERS.

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

     BRIDGE FINANCING NOTES PAYABLE -   DURING 1996 AND SUBJECT TO A CERTAIN
"CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM", MORE FULLY DESCRIBED IN NOTE 10, THE COMPANY SOLD $250,000 IN BRIDGE NOTES TO QUALIFIED ACCREDITED INVESTORS. THE PROCEEDS OF THE BRIDGE NOTES WERE USED FOR THE PURPOSE OF ACQUIRING THE RESOURCE RECOVERY PLANT. THE NOTE HOLDERS ARE ENTITLED TO A TWENTY-TWO (22%) PERCENT RETURN ON INVESTMENT AS WELL AS AN STOCK DIVIDEND OF EIGHTEEN (18%) PERCENT OF MONIES INVESTED AT $.50 PER SHARE OR 18,000 SHARES OF COMMON STOCK, WHICH WAS ISSUED AND HELD IN ESCROW. THE COMPANY RETAINED THE RIGHT TO "REPURCHASE" THE SHARES UPON PAYMENT OF THE NOTES. THE TERM OF THE LOAN IS GENERALLY 120 TO 180 DAYS FROM CLOSING.

     ON DECEMBER 11, 1996, FOR VALUE RECEIVED, THE COMPANY PROMISED TO PAY TO THE ORDER OF GENERATION CAPITAL ASSOCIATES, A NON AFFILIATED NEW YORK LIMITED PARTNERSHIP OR ITS ASSIGNS, THE PRINCIPAL AMOUNT OF TWO HUNDRED THOUSAND DOLLARS ($200,000). THE PRINCIPAL THEREOF AND ANY UNPAID ACCRUED INTEREST THEREON BECAME DUE AND PAYABLE ON JUNE 31,1997. THE NOTE BEARS INTEREST AT THE RATE OF 6.07% PERCENT PER ANNUM ON THE OUTSTANDING PRINCIPAL BALANCE, PAYABLE QUARTERLY COMMENCING JANUARY 1,1997.

     DURING 1997, $350,000 OF THE BRIDGE NOTES, INCLUDING CERTAIN INTEREST ACCRUALS WERE CONVERTED INTO A TOTAL OF 783,000 SHARES OF COMMON STOCK. IN ADDITION, CERTAIN WARRANTS RELATED TO THESE DEBT INSTRUMENTS WERE EXERCISED RESULTING IN THE ISSUANCE OF 1,000,000 SHARES OF COMMON STOCK FOR $125,000.

     NOTES PAYABLE -   THE PROCEEDS OF THE NOTES HAVE GENERALLY BEEN USED FOR
WORKING CAPITAL AND PURCHASE ORDER FINANCING CONTRACTS. THE NOTES ARE GENERALLY SHORT-TERM RENEWABLE NOTES BEARING INTEREST AT 1% PER MONTH. ALL NOTES ARE CURRENT.

NOTE 8 - LONG-TERM DEBT

     CONVERTIBLE DEBENTURES  -   ON OCTOBER 24, 1997, PURSUANT TO A CONVERTIBLE
DEBENTURE PURCHASE AGREEMENT, THE COMPANY ISSUED AND SOLD IN A PRIVATE PLACEMENT TO TWO INSTITUTIONAL INVESTORS AN AGGREGATE $5,000,000 PRINCIPAL AMOUNT OF DEBENTURES BEARING INTEREST AT THE RATE OF 6% PER ANNUM, PAYABLE QUARTERLY IN ARREARS, AND DUE OCTOBER 24, 2000.

     ON NOVEMBER 25, 1997, PURSUANT TO AN AMENDED AND RESTATED CONVERTIBLE DEBENTURE PURCHASE AGREEMENT AND COLLATERAL DOCUMENTS, THE INTEREST RATE TO THE OCTOBER DEBENTURES WAS REDUCED TO 5% (RETAINING THE ORIGINAL OCTOBER 24,1997 EFFECTIVE DATE OF THE OCTOBER DEBENTURES), AND THE COMPANY ISSUED NEW DEBENTURES IN THE PRINCIPAL AMOUNT OF $3,000,000 TO ONE OF THE OCTOBER, 1997 INVESTORS, BEARING A RATE OF 5% PER ANNUM, PAYABLE QUARTERLY IN ARREARS, AND DUE NOVEMBER 25, 2000.

     THE COMPANY EXPECTS TO USE THE NET PROCEEDS OF THE TRANSACTIONS PRIMARILY FOR THE ACQUISITION OF EQUIPMENT FOR THE START-UP AND EXPANSION OF PALLET TECHNOLOGIES AND FIXCOR OPERATIONS. THE PRINCIPAL AMOUNT OF THE DEBENTURES, TOGETHER WITH ANY ACCRUED AND UNPAID INTEREST THEREON, ARE CONVERTIBLE AT ANY TIME INTO SHARES OF COMMON STOCK AT A CONVERSION PRICE EQUAL TO THE LESSER OF
(1) $3.91 (110% OF THE AVERAGE CLOSING BID PRICE FOR THE 5 TRADING DAYS PRECEDING CLOSING), OR (2) 84% (PREVIOUSLY 85% UNDER THE OCTOBER DOCUMENTS) OF THE AVERAGE OF THE 5 LOWEST CLOSING BID PRICES DURING THE 10 TRADING DAYS PRECEDING CONVERSION. EXCEPT IN LIMITED CIRCUMSTANCES, THE CONVERSION RIGHTS ARE SUBJECT TO AN AGGREGATE LIMIT OF 4.9% OF THE COMPANY'S OUTSTANDING COMMON STOCK.

     THE PURCHASERS ALSO RECEIVED WARRANTS TO PURCHASE AN AGGREGATE 331,400 SHARES OF COMMON STOCK AT AN EXERCISE PRICE EQUAL TO $3.91 PER SHARE. THE WARRANTS ARE EXERCISABLE AT ANY TIME THROUGH OCTOBER 24, 2000. ONE OF THE PURCHASERS ALSO RECEIVED WARRANTS TO PURCHASE AN AGGREGATE 198,840 SHARES OF COMMON STOCK AT THAT SAME PRICE, EXERCISABLE AT ANY TIME THROUGH NOVEMBER 25, 2000. THE COMPANY HAS RESERVED AUTHORIZED SHARES OF COMMON STOCK SUFFICIENT TO COVER CONVERSION OF DEBENTURES (AND PAYMENT OF INTEREST THEREON IN SHARES OF COMMON STOCK) AND THE EXERCISE OF THE WARRANTS, AND IS REQUIRED TO EFFECT AND MAINTAIN FOR THREE YEARS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING RESALES BY THE HOLDERS OF SUCH SHARES FOLLOWING CONVERSION OF DEBENTURES (AND PAYMENT OF INTEREST THEREON IN SHARES OF COMMON STOCK) AND EXERCISE OF WARRANTS.

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

     IN JANUARY, 1998, THE COMPANY ISSUED TO THE SAME TWO PURCHASERS $2,500,000 AGGREGATE PRINCIPAL AMOUNT OF THREE-YEAR, 4% CONVERTIBLE DEBENTURES, CONVERTIBLE (TOGETHER WITH INTEREST THEREON) AT ANY TIME INTO SHARES OF COMMON STOCK AT A CONVERSION PRICE EQUAL TO THE LESSER OF (1) $3.34, OR (2) 83% OF THE AVERAGE OF THE 5 LOWEST CLOSING BID PRICES FOR 'THE 10 TRADING DAYS PRECEDING CONVERSION. THE PURCHASERS ALSO RECEIVED WARRANTS TO PURCHASE AN AGGREGATE 198,413 SHARES OF COMMON STOCK AT AN EXERCISE PRICE EQUAL TO $3.34 PER SHARE. THE WARRANTS ARE EXERCISABLE AT ANY TIME THROUGH JANUARY 22, 2001. THE COMPANY IS REQUIRED TO AMEND THE REGISTRATION STATEMENT ON FORM SB-2 TO INCLUDE RESALE BY THE HOLDERS OF SHARES ISSUABLE UPON CONVERSION OF SUCH DEBENTURES AND EXERCISE OF SUCH WARRANTS.

     UNDER GENERALLY THE SAME TERMS AND CONDITIONS IN MARCH, 1998, THE COMPANY ISSUED TO THE SAME TWO PURCHASERS $1,500,000 AGGREGATE PRINCIPAL AMOUNT OF THREE-YEAR, 4% CONVERTIBLE DEBENTURES, CONVERTIBLE (TOGETHER WITH INTEREST THEREON) AT ANY TIME INTO SHARES OF COMMON STOCK AT A CONVERSION PRICE AS PREVIOUSLY DEFINED. THE COMPANY IS REQUIRED TO AMEND THE REGISTRATION STATEMENT ON FORM SB-2 TO INCLUDE RESALE BY THE HOLDERS OF SHARES ISSUABLE UPON CONVERSION OF SUCH DEBENTURES AND EXERCISE OF SUCH WARRANTS.

     THE DEBENTURE TRANSACTION DOCUMENTS INCLUDE ADDITIONAL REPRESENTATIONS, WARRANTIES, COVENANTS AND DEFAULT PROVISIONS NOT ATYPICAL FOR SUCH FINANCINGS.

     $7,000,000 REVOLVING-TERM NOTE  -   IN JULY, 1997, THE COMPANY, FIXCOR AND
PALLET TECHNOLOGIES, AS BORROWERS, SECURED FINANCING FROM GORDON BROTHERS CAPITAL CORP., IN THE FORM OF A $3,500,000 LINE OF CREDIT, BEARING INTEREST AT 12%, THE PROCEEDS OF WHICH ARE INTENDED TO FINANCE THE ACQUISITION OF EQUIPMENT FOR USE IN THE OPERATIONS OF PALLET TECHNOLOGIES. IN ADDITION, THE LENDERS ALSO RECEIVED WARRANTS TO PURCHASE 500,000 SHARES OF COMMON STOCK AT AN EXERCISE
PRICE EQUAL TO $.125 PER SHARE.   THIS FACILITY IS SECURED BY SUBSTANTIALLY ALL
OF THE ASSETS OF THE COMPANY AND ITS SUBSIDIARIES. MR. FIXLER IS THE GUARANTOR OF THIS LINE OF CREDIT IN AN AMOUNT UP TO $1,000,000.

     ALL FINANCING FROM NATIONSCREDIT COMMERCIAL CORPORATION WAS REFINANCED THROUGH GORDON BROTHERS CAPITAL, LLC (SUCCESSOR TO GORDON BROTHERS CAPITAL CORP.) IN DECEMBER, 1997. THIS RESULTED IN THE COMPANY, FIXCOR AND PALLET TECHNOLOGIES BEING THE BORROWERS ON A REVOLVING CREDIT FACILITY IN THE PRINCIPAL AMOUNT OF $7,000,000, $3,500,000 OF WHICH PRINCIPAL MATURES IN OCTOBER, 1998.

 NOTE 9 - LEASE COMMITMENTS

     ON OCTOBER 17, 1997, THE COMPANY ENTERED INTO A THREE (3) YEAR LEASE FOR OFFICE SPACE THAT HOUSES THE CORPORATE OFFICES, PURCHASE ORDER AND MERCHANDISE SALES SEGMENTS OF THE BUSINESS. RENT EXPENSE UNDER PRIOR LEASE ARRANGEMENTS AMOUNTED TO $10,800 FOR THE YEAR ENDED DECEMBER 31, 1996. MONTHLY RENTALS THROUGH DECEMBER 31, 1997 ARE $1,393 PER MONTH.

     DURING 1997, THE COMPANY ENTERED INTO A "FEDERAL RAILCAR MASTER CAR LEASING AGREEMENT AND SERVICE CONTRACT" TO FACILITATE SHIPMENTS TO CUSTOMERS. THE VARIOUS RENTAL AGREEMENTS ARE FOR UP TO TWENTY (20) CARS AND ARE GENERALLY FOR A TERM OF ONE (1) YEAR AND RENEWABLE AT THE OPTION OF THE COMPANY. RENT EXPENSE UNDER THE VARIOUS CONTRACTS AMOUNTED TO $20,411 FOR THE YEAR ENDED DECEMBER 31, 1997. MONTHLY RENTALS THROUGH DECEMBER 31, 1997 WERE APPROXIMATELY $2,700 PER MONTH. SUBSEQUENT TO DECEMBER 31, 1997, THE COMPANY ACCEPTED ADDITIONAL CARS AND RENTALS UNDER THE MASTER AGREEMENT WHICH INCREASED TO APPROXIMATELY $23,000 PER MONTH.

     PURSUANT TO A CERTAIN PURCHASE AND SALE AGREEMENT, MORE FULLY DESCRIBED IN
NOTE 4, INVOLVING THE ACQUISITION OF THE RESOURCE RECOVERY PLANT IN HEATH, OHIO, THE COMPANY ENTERED INTO A TRACK LEASE AGREEMENT FOR 200' OF RAILROAD SIDING (INCLUDING LAND) FOR THE SOLE PURPOSE OF THE STORAGE OF RAILROAD CARS OWNED, LEASED OR CONSIGNED TO THE COMPANY. THE TERM OF THE LEASE IS FOR A PERIOD OF TEN
(10) YEARS BEGINNING AUGUST 14, 1996 AND EXPIRING AUGUST 14, 2006, WITH AN OPTION FOR AN ADDITIONAL TEN (10) YEARS EXPIRING AUGUST 14, 2016. ANNUAL RENTALS, PAID IN ADVANCE, ARE $1,000 PER YEAR.

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

     ON AUGUST 5, 1997, TO FACILITATE A PLANNED INCREASE IN INVENTORY, THE COMPANY ENTERED INTO A ONE (1) YEAR LEASE FOR 73,000 SQUARE FEET OF WAREHOUSE SPACE AT A MONTHLY RENTAL OF $15,330. RENTAL EXPENSE FOR THE YEAR ENDED DECEMBER 31, 1997 AMOUNTED TO $76,650 .

NOTE 10 - COMMITMENTS AND CONTINGENCIES

     EMPLOYMENT AGREEMENTS -   MR. FIXLER IS PARTY TO A THREE YEAR EMPLOYMENT
CONTRACT WITH THE COMPANY DATED JANUARY 1,1997. UNDER THIS AGREEMENT, THE COMPANY PAYS HIM A SALARY OF $200,000 DURING THE FIRST YEAR, $250,000 DURING THE SECOND YEAR AND $300,000 DURING THE FINAL YEAR. IN ADDITION, MR. FIXLER RECEIVES A CAR ALLOWANCE AND REASONABLE CAR PHONE EXPENSES, PLUS OTHER BENEFITS CUSTOMARILY GIVEN TO EXECUTIVE OFFICERS. UNDER THIS AGREEMENT, MR. FIXLER IS ALSO GRANTED AN OPTION TO PURCHASE 4,000,000 SHARES OF COMMON STOCK OF THE COMPANY AT A FIXED PRICE OF $.50 PER SHARE AND THIS OPTION MAY BE EXERCISED AT ANY TIME DURING THE EMPLOYMENT PERIOD. FINALLY, IN THE EVENT OF A CONSOLIDATION OR PURCHASE OF ASSETS TO ANOTHER COMPANY OR TERMINATION OF EMPLOYMENT FOR ANY OTHER REASON, MR. FIXLER IS ENTITLED TO A $2,000,000 SEVERANCE BENEFIT. PRIOR TO 1997, MR. FIXLER WAS NOT SUBJECT TO A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY. HE WAS PAID A SALARY OF $119,000 IN 1996 AND $200,000 IN 1997.

     MR. DELAURENTIIS, PRESIDENT OF FIX-COR INDUSTRIES, IS PARTY TO A FIVE YEAR EMPLOYMENT CONTRACT WITH THE COMPANY DATED JANUARY 1,1997. UNDER THIS AGREEMENT, THE COMPANY PAYS HIM A SALARY OF $125,000 PER YEAR. HE IS ALSO ELIGIBLE FOR ANNUAL BONUSES SUBJECT TO THE APPROVAL OF THE BOARD OF DIRECTORS OF THE COMPANY. IN ADDITION, MR. DELAURENTIIS RECEIVES A CAR ALLOWANCE AND OTHER BENEFITS CUSTOMARILY GIVEN TO EXECUTIVE OFFICERS. HE IS ALSO A VICE PRESIDENT OF THE COMPANY. HE WAS NOT EMPLOYED BY THE COMPANY OR FIXCOR DURING FISCAL YEAR 1996.

     LEGAL PROCEEDINGS -   THE COMPANY IS FROM TIME TO TIME MADE A PARTY TO
LEGAL PROCEEDINGS ARISING IN THE ORDINARY COURSE OF BUSINESS. THE COMPANY DOES NOT BELIEVE THAT THE RESULTS OF SUCH LEGAL PROCEEDINGS, EVEN IF UNFAVORABLE TO THE COMPANY, WILL HAVE A MATERIALLY ADVERSE IMPACT ON ITS FINANCIAL CONDITION OR THE RESULTS OF ITS OPERATIONS.

     THE COMPANY IS SUBJECT TO AN ADMINISTRATIVE ORDER ISSUED IN AUGUST, 1997 BY THE OHIO DIVISION OF SECURITIES, AND RELATING TO CERTAIN MATTERS DEEMED TO CONSTITUTE VIOLATIONS OF OHIO SECURITIES LAWS. THE COMPANY WAS ORDERED TO 'CEASE AND DESIST' FROM ACTS AND PRACTICES FOUND TO VIOLATE THE OHIO REVISED CODE AS TO THE SALES OF SECURITIES. THERE WERE NO FURTHER RESTRICTIONS IMPOSED PURSUANT TO THE ORDER. THE COMPANY BELIEVES THAT SUCH VIOLATIONS RESULTED PRINCIPALLY FROM MISCOMMUNICATION BETWEEN THE COMPANY AND ITS LEGAL COUNSEL AT THE TIME AS TO CERTAIN INFORMATION COMMUNICATED TO THE OHIO DIVISION OF SECURITIES IN CONNECTION WITH AN APPLICATION FOR REGISTRATION BY DESCRIPTION FILED IN DECEMBER, 1995 WITH RESPECT TO SALES OF THE COMPANY'S COMMON STOCK IN OHIO. THE COMPANY BELIEVES THAT IT IS IN COMPLIANCE WITH THE ORDER.

NOTE 11 - STOCKHOLDERS' EQUITY

     DESCRIPTION OF SECURITIES   -   THE AUTHORIZED CAPITAL STOCK OF THE COMPANY
CONSISTS OF 100,000,000 SHARES OF COMMON STOCK WITH A PAR VALUE OF $0.001 PER SHARE, AND 2,000,000 SHARES OF PREFERRED STOCK WITH A PAR VALUE OF $0.001 PER SHARE. 30,053,289 SHARES OF COMMON STOCK WERE ISSUED AND OUTSTANDING AS OF DECEMBER 31, 1997..

     PREFERRED STOCK - NO SHARES OF PREFERRED STOCK OF THE COMPANY (THE "PREFERRED STOCK") WERE ISSUED AND OUTSTANDING AS OF DECEMBER 31, 1997. SHARES OF PREFERRED STOCK WERE ISSUED DURING THE SECOND AND THIRD QUARTERS OF FISCAL YEAR 1997, BUT ALL HAVE BEEN CONVERTED TO COMMON STOCK BY THE HOLDERS THEREOF.

     RECENT SALES OF UNREGISTERED SECURITIES - DURING THE PERIOD NOVEMBER, 1995 THROUGH AUGUST, 1996, PURSUANT TO RULE 504 OF REGULATION D, THE COMPANY OFFERED AND SOLD TO APPROXIMATELY 160 PURCHASERS 2,000,000 SHARES OF COMMON STOCK AT $.50 PER SHARE.

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

     DURING THE PERIOD NOVEMBER, 1996 THROUGH MAY, 1997, THE COMPANY ISSUED APPROXIMATELY 4,000,000 ADDITIONAL SHARES OF COMMON STOCK FOR VARIOUS PURPOSES AND CONSIDERATION. THE COMPANY TREATED ALL SUCH ISSUANCES AS EXEMPT FROM REGISTRATION UNDER RULE 504 OF REGULATION D, AND THE MAJOR TRANSACTIONS REFLECTED THEREIN INCLUDED THE FOLLOWING:

     (1.) IN 1997, THE COMPANY SOLD 3,980,265 SHARES SOLD FOR APPROXIMATELY $2,400,000 OR $.60 PER SHARE.

     (2.) 550,000 SHARES ISSUED TO SECURE CERTAIN BRIDGE FINANCING FROM GENERATION CAPITAL ASSOCIATES..

     (3.) IN SEPTEMBER, 1996, PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT THE COMPANY SOLD TO SIX PURCHASERS 575,000 SHARES OF COMMON STOCK AT A PURCHASE PRICE OF $.50 PER SHARE.

     (4.) IN DECEMBER, 1996 IN CONNECTION WITH CERTAIN BRIDGE FINANCING IN THE AMOUNT OF $200,000, THE COMPANY GRANTED TO GENERATION CAPITAL ASSOCIATES, A NEW YORK LIMITED PARTNERSHIP, WARRANTS FOR THE PURCHASE OF AN AGGREGATE OF 100,000 SHARES OF COMMON STOCK AT AN EXERCISE PRICE OF $.65 PER SHARE, WHICH WERE EVENTUALLY EXERCISED AT THAT PRICE.

     (5.) IN DECEMBER, 1996 AND JULY, 1997 IN CONNECTION WITH DEBT FINANCING FROM GORDON BROTHERS CAPITAL CORPORATION AND PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT, THE COMPANY GRANTED TO THE LENDER WARRANTS FOR THE PURCHASE OF AN AGGREGATE OF 1,000,000 SHARES OF COMMON STOCK AT AN EXERCISE PRICE OF $.125 PER SHARE, WHICH THE LENDER EXERCISED IN NOVEMBER, 1997. CERTAIN 'PIGGYBACK' AND OTHER REGISTRATION RIGHTS WITH RESPECT TO THE WARRANT SHARES WERE ALSO GRANTED TO GORDON BROTHERS CAPITAL CORPORATION.

     (6.) IN 1996 PURSUANT TO THE ACQUISITION AGREEMENT, THE COMPANY ISSUED TO MR. FIXLER 6,063,036 SHARES OF COMMON STOCK (AT A VALUE OF $1.01 PER SHARE) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OF THE SECURITIES ACT.

     (7.)   FROM JUNE, 1997 TO OCTOBER 1, 1997, PURSUANT TO AN OFFERING UNDER
            SECTION 4(2) OF THE SECURITIES ACT, THE COMPANY SOLD 1,925,000 SHARES OF PREFERRED STOCK AT $1.00 PER SHARE. EACH SHARE OF PREFERRED STOCK WAS CONVERTIBLE INTO ONE SHARE OF COMMON STOCK, AND AS OF OCTOBER 1,1997 ALL OF THE PREFERRED STOCK HAD BEEN CONVERTED INTO 1,925,000 SHARES OF COMMON STOCK. IN ADDITION, HOLDERS OF PREFERRED STOCK WERE GRANTED RIGHTS TO ACQUIRE ADDITIONAL SHARES OF COMMON STOCK AT $1.00 PER SHARE, AND 1,925,000 SHARES OF COMMON STOCK WERE ISSUED PURSUANT TO EXERCISE OF SUCH RIGHTS.

     (8.) IN AUGUST, 1997, PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT THE COMPANY ISSUED 571,000 SHARES OF COMMON STOCK (AT A VALUE OF $1.24 PER SHARE) IN CONSIDERATION OF AN EQUIPMENT PURCHASE FROM A COMMERCIAL ENTERPRISE.

     (9.) IN NOVEMBER, 1997, PURSUANT TO RULE 506 OF REGULATION D, THE COMPANY ISSUED TO TWO INSTITUTIONAL INVESTORS $8,000,000 AGGREGATE PRINCIPAL AMOUNT OF THREE-YEAR 5% CONVERTIBLE DEBENTURES. THE TRANSACTION REFLECTED A REISSUANCE OF $5,000,000 CONVERTIBLE DEBENTURES IN EXCHANGE FOR SIMILAR DEBENTURES ISSUED TO THE SAME PURCHASERS IN OCTOBER, 1997, AND A NEW ISSUANCE OF $3,000,000 CONVERTIBLE DEBENTURES TO ONE OF SUCH PURCHASERS. THE PRINCIPAL AMOUNT OF THE DEBENTURES, TOGETHER WITH ANY ACCRUED AND UNPAID INTEREST THEREON, ARE CONVERTIBLE AT ANY TIME INTO SHARES OF COMMON STOCK AT A CONVERSION PRICE EQUAL TO THE LESSER OF (I) $3.91 (110% OF THE AVERAGE CLOSING BID PRICE FOR THE 5 TRADING DAYS PRECEDING CLOSING), OR (II) 84% OF THE AVERAGE OF THE SLOWEST CLOSING BID PRICES DURING THE 10 TRADING DAYS PRECEDING CONVERSION. THE PURCHASERS ALSO RECEIVED WARRANTS TO PURCHASE AN AGGREGATE 530,240 SHARES OF COMMON STOCK AT AN EXERCISE PRICE EQUAL TO $3.91 PER SHARE. THE WARRANTS ARE EXERCISABLE AT ANY TIME THROUGH OCTOBER 24, 2000 (AS TO 331,400 SHARES) AND NOVEMBER 25,2000 (AS TO 198,840
            SHARES). PURSUANT TO THE TERMS OF THE DEBENTURES AND WARRANTS, THE COMPANY HAS FILED WITH THE SEC A REGISTRATION STATEMENT ON FORM SB-2 WITH RESPECT TO RESALE

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

            BY THE HOLDERS OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE DEBENTURES AND EXERCISE OF THE WARRANTS.

     (10.) IN JANUARY, 1998, PURSUANT TO RULE 506 OF REGULATION D, THE COMPANY ISSUED TO THE SAME TWO PURCHASERS $2,500,000 AGGREGATE PRINCIPAL AMOUNT OF THREE-YEAR, 4% CONVERTIBLE DEBENTURES, CONVERTIBLE (TOGETHER WITH INTEREST THEREON) AT ANY TIME INTO SHARES OF COMMON STOCK AT A CONVERSION PRICE EQUAL TO THE LESSER OF (I) $3.34, OR
            (II) 83% OF THE AVERAGE OF THE 5 LOWEST CLOSING BID PRICES FOR THE 10 TRADING DAYS PRECEDING CONVERSION. THE PURCHASERS ALSO RECEIVED WARRANTS TO PURCHASE AN AGGREGATE 198,413 SHARES OF COMMON STOCK AT AN EXERCISE PRICE EQUAL TO $3.34 PER SHARE. THE WARRANTS ARE EXERCISABLE AT ANY TIME THROUGH JANUARY 22, 2001. THE COMPANY IS REQUIRED TO AMEND THE REGISTRATION STATEMENT ON FORM SB-2 TO INCLUDE RESALE BY THE HOLDERS OF SHARES ISSUABLE UPON CONVERSION OF SUCH DEBENTURES AND EXERCISE OF SUCH WARRANTS.

     STOCK OPTION -   AN EMPLOYMENT AGREEMENT WAS EXECUTED  ON JANUARY 3, 1997
WITH MARK FIXLER, THE COMPANY'S PRESIDENT, CEO AND PRINCIPAL SHAREHOLDER THAT INCLUDES, AMONG OTHER PROVISIONS, AN OPTION TO THE EMPLOYEE TO PURCHASE FOUR MILLION SHARES OF STOCK AT THE FIXED PRICE OF FIFTY CENTS PER SHARE. THIS OPTION CAN BE EXERCISED AT ANY TIME DURING THE EMPLOYMENT PERIOD. THE COMPANY IS SIMILARLY OBLIGATED TO PURCHASE $2 MILLION DOLLARS OF KEY MAN INSURANCE.

NOTE 12  - SEGMENT INFORMATION

     THE COMPANY'S CORPORATE AWARDS JEWELRY MARKETING BUSINESS ACTIVITY IS STILL CONTINUING ON A LIMITED BASIS. REVENUES FROM CORPORATE AWARDS JEWELRY MARKETING BUSINESS FOR FISCAL YEAR 1997 WERE APPROXIMATELY 2.3% OF THE COMPANY'S REVENUE. THE PURCHASE ORDER FINANCING BUSINESS IS BEING PHASED OUT. AS OF DECEMBER 31, 1997 THE AGGREGATE PRINCIPAL OF THE PURCHASE ORDER FINANCING CONTRACTS WAS REDUCED TO APPROXIMATELY $30,000, AND THE COMPANY IS NOT ENTERING AND DOES NOT INTEND TO ENTER INTO ANY ADDITIONAL PURCHASE ORDER FINANCING ARRANGEMENTS. REVENUES FROM THE PURCHASE ORDER FINANCING BUSINESS FOR FISCAL YEAR 1997 WERE APPROXIMATELY 4% OF THE COMPANY'S REVENUE.

NOTE 13 - SUBSEQUENT EVENTS

     POLY STYLE INDUSTRIES, INC  -   IN FEBRUARY, 1998, THE COMPANY ENTERED INTO
AN AGREEMENT ON FEBRUARY 3, 1998 WITH UNIVERSAL VINYL CORP. ("UV"), A FLORIDA CORPORATION, AS SELLER, AND YORAM AISENBERG AND AVRAHAM WEINSTEIN, JOINTLY AND SEVERALLY AS GUARANTORS OF UV'S OBLIGATIONS. UNDER THE UV AGREEMENT, CERTAIN CONDITIONS HAVING BEEN SATISFIED, ON FEBRUARY 28, 1998, THE COMPANY ACQUIRED THE ASSETS OF UV, WHOSE OPERATIONS ARE LOCATED AT A PLANT IN MEDLEY, FLORIDA, A SUBURB OF MIAMI. THE PURCHASE PRICE OF THESE ASSETS IS $1.04 MILLION. THE SOURCE OF FUNDS FOR THIS ACQUISITION IS CASH ON HAND, ARISING FROM THE VARIOUS CAPITAL RAISING ACTIVITIES OF THE COMPANY.

     THE COMPANY INTENDS TO UTILIZE THE ASSETS ACQUIRED UNDER THE UV AGREEMENT THROUGH ITS WHOLLY-OWNED SUBSIDIARY, POLY STYLE INDUSTRIES, INC. ("POLY STYLE"), INCORPORATED UNDER DELAWARE LAW ON FEBRUARY 18, 1998. THE COMPANY INTENDS THAT POLY STYLE WILL MOVE AND OPERATE THOSE ASSETS TO AND AT SPACE TO BE IDENTIFIED AND TO BE LEASED IN MEDLEY, FLORIDA. THE LEASE AND RELOCATION IS NOT EXPECTED TO BE FINALIZED UNTIL APPROXIMATELY THE END OF APRIL, 1998.

     IN ADDITION TO BEING THE PRESIDENT OF UV, MR. AISENBERG IS A DIRECTOR OF NITRO PLASTIC TECHNOLOGIES OF ISRAEL ("NITRO"). NITRO OWNS THE PROPRIETARY INJECTION MOLDING PROCESS LICENSED TO AND USED BY PALLET TECHNOLOGIES IN MANUFACTURING PALLETS. IN FEBRUARY, 1998, NITRO, MR. AISENBERG AND PALLET TECHNOLOGIES ENTERED INTO THE FIRST AMENDED LICENSING AND MARKETING AGREEMENT UNDER WHICH THE THE ROYALTY RATE OF $2.50 PER PALLET SOLD UNDER PALLET TECHNOLOGIES' ORIGINAL AGREEMENT WITH NITRO IS REDUCED TO $0.50 DURING THE FIRST FIVE YEARS AND $0.25 DURING THE NEXT FIVE YEARS. PALLET TECHNOLOGIES, IN ADDITION TO CONTINUING ITS OPERATIONS AT THE FACILITY, HAS ORDERED (AT AN AGGREGATE INSTALLED COST OF APPROXIMATELY $4.0 MILLION) AND, DURING APPROXIMATELY THE THIRD QUARTER OF FISCAL 1998 EXPECTS TO INSTALL EQUIPMENT AT THE FLORIDA PLANT, AND TO COMMENCE THE PRODUCTION OF PALLETS FROM PLASTIC RESIN PELLETS ACQUIRED FROM THIRD PARTY SUPPLIERS.

                               FIX-CORP INTERNATIONAL, INC. AND SUBSIDIARIES
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

     PALLET TECHNOLOGIES, INC - DURING JANUARY, 1998 THE COMPANY COMMENCED THE MANUFACTURING OF PLASTIC PALLETS FROM RECYCLED RESIN THROUGH ITS WHOLLY-OWNED SUBSIDIARY, PALLET TECHNOLOGIES, INC., A DELAWARE CORPORATION, INCORPORATED ON JULY 7, 1997. PALLET TECHNOLOGIES WAS ORIGINALLY INCORPORATED UNDER THE NAME PALLETECH, INC. BUT AMENDED ITS CERTIFICATE OF INCORPORATION ON DECEMBER 15, 1997 TO CHANGE ITS NAME.

     CONVERTIBLE DEBENTURES  -   IN JANUARY, 1998, THE COMPANY ISSUED TO THE
SAME TWO PURCHASERS $2,500,000 AGGREGATE PRINCIPAL AMOUNT OF THREE-YEAR, 4% CONVERTIBLE DEBENTURES, CONVERTIBLE (TOGETHER WITH INTEREST THEREON) AT ANY TIME INTO SHARES OF COMMON STOCK AT A CONVERSION PRICE EQUAL TO THE LESSER OF (1) $3.34, OR (2) 83% OF THE AVERAGE OF THE 5 LOWEST CLOSING BID PRICES FOR 'THE 10 TRADING DAYS PRECEDING CONVERSION. THE PURCHASERS ALSO RECEIVED WARRANTS TO PURCHASE AN AGGREGATE 198,413 SHARES OF COMMON STOCK AT AN EXERCISE PRICE EQUAL TO $3.34 PER SHARE. THE WARRANTS ARE EXERCISABLE AT ANY TIME THROUGH JANUARY 22, 2001. THE COMPANY IS REQUIRED TO AMEND THE REGISTRATION STATEMENT ON FORM SB-2 TO INCLUDE RESALE BY THE HOLDERS OF SHARES ISSUABLE UPON CONVERSION OF SUCH DEBENTURES AND EXERCISE OF SUCH WARRANTS.

     UNDER GENERALLY THE SAME TERMS AND CONDITIONS IN MARCH, 1998, THE COMPANY ISSUED TO THE SAME TWO PURCHASERS $1,500,000 AGGREGATE PRINCIPAL AMOUNT OF THREE-YEAR, 4% CONVERTIBLE DEBENTURES, CONVERTIBLE (TOGETHER WITH INTEREST THEREON) AT ANY TIME INTO SHARES OF COMMON STOCK AT A CONVERSION PRICE AS PREVIOUSLY DEFINED. THE COMPANY IS REQUIRED TO AMEND THE REGISTRATION STATEMENT ON FORM SB-2 TO INCLUDE RESALE BY THE HOLDERS OF SHARES ISSUABLE UPON CONVERSION OF SUCH DEBENTURES AND EXERCISE OF SUCH WARRANTS.

                           FIX-CORP INTERNATIONAL, INC.
            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              Annual Meeting of Stockholder to be Held April 22, 1998


Revoking all prior proxies, the undersigned, a stockholder of Fix-Corp International, Inc. (the "Company"), hereby appoints Mark Fixler and
Andrew I. Press, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.001 per share ("Common Stock"), of the undersigned of the Company at the Annual Meeting of Stockholders of the Company to be held at the Marriott Hotel, Beachwood, Ohio on April 22, 1998 at 8:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse.


                IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE

1.  NUMBER OF DIRECTORS

              FOR INCREASING
              the number of               AGAINST               ABSTAIN
           directors to six (6)

                  /   /                    /   /                 /   /


2.  ELECTION OF DIRECTORS

             FOR all nominees listed to right          WITHHOLD
             (Except as marked to the contrary           ALL
              by striking out name of nominee)         NOMINEES

                          /   /                         /   /

Mark Fixler
Gary M. DeLaurentiis
Lawrence C. Schmelzer
S. Darwin Noll
Andrew I. Press
Michael DiSanto


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE INCREASE IN NUMBER OF DIRECTORS AND FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature                                                Date
          -----------------------------------------           -----------------
Signature                                                Date
          -----------------------------------------           -----------------

NOTE: Please sign exactly as name appears in ownership record. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.